Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Page(s)

Consolidated Results
Consolidated Financial Highlights	2-3
Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Core Net Interest Income	7
Reconciliation from Reported to Managed Summary	8

Business Detail
Line of Business Financial Highlights — Managed Basis	9
Investment Bank	10-13
Retail Financial Services	14-20
Card Services & Auto	21-23
Commercial Banking	24-25
Treasury & Securities Services	26-28
Asset Management	29-33
Corporate/Private Equity	34-35

Credit-Related Information	36-41

Market Risk-Related Information	42

Supplemental Detail
Capital and Other Selected Balance Sheet Items	43
Mortgage Loan Repurchase Liability	44
Per Share-Related Information	45

Non-GAAP Financial Measures	46

Glossary of Terms	47-51

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
SELECTED INCOME STATEMENT DATA
Reported Basis
Total net revenue	$26,712	$21,471	$23,763	$26,779	$25,221	24%	6%
Total noninterest expense	18,345	14,540	15,534	16,842	15,995	26	15
Pre-provision profit	8,367	6,931	8,229	9,937	9,226	21	(9)
Provision for credit losses	726	2,184	2,411	1,810	1,169	(67)	(38)
NET INCOME	5,383	3,728	4,262	5,431	5,555	44	(3)

Managed Basis (a)
Total net revenue	27,417	22,198	24,368	27,410	25,791	24	6
Total noninterest expense	18,345	14,540	15,534	16,842	15,995	26	15
Pre-provision profit	9,072	7,658	8,834	10,568	9,796	18	(7)
Provision for credit losses	726	2,184	2,411	1,810	1,169	(67)	(38)
NET INCOME	5,383	3,728	4,262	5,431	5,555	44	(3)

PER COMMON SHARE DATA
Basic earnings	1.31	0.90	1.02	1.28	1.29	46	2
Diluted earnings	1.31	0.90	1.02	1.27	1.28	46	2

Cash dividends declared (b)	0.30	0.25	0.25	0.25	0.25	20	20
Book value	47.60	46.59	45.93	44.77	43.34	2	10

Closing share price (c)	45.98	33.25	30.12	40.94	46.10	38	—
Market capitalization	175,737	125,442	114,422	160,083	183,783	40	(4)

COMMON SHARES OUTSTANDING
Average: Basic	3,818.8	3,801.9	3,859.6	3,958.4	3,981.6	—	(4)
Diluted	3,833.4	3,811.7	3,872.2	3,983.2	4,014.1	1	(5)
Common shares at period-end	3,822.0	3,772.7	3,798.9	3,910.2	3,986.6	1	(4)

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	12%	8%	9%	12%	13%
Return on tangible common equity (“ROTCE”) (e)	16	11	13	17	18
Return on assets (“ROA”)	0.96	0.65	0.76	0.99	1.07
Return on risk-weighted assets (f)	1.76(g)	1.21	1.40	1.82	1.90

CAPITAL RATIOS
Tier 1 capital ratio	12.6(g)	12.3	12.1	12.4	12.3
Total capital ratio	15.6(g)	15.4	15.3	15.7	15.6
Tier 1 common capital ratio (e)	10.4(g)	10.1	9.9	10.1	10.0

(a)	For further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 8.

(b)	On March 13, 2012, the Board of Directors increased the Firm’s quarterly common stock dividend from $0.25 to $0.30 per share.

(c)	Share prices shown for JPMorgan Chase’s common stock are from the New York Stock Exchange. JPMorgan Chase’s common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(d)	Quarterly ratios are based upon annualized amounts.

(e)	ROTCE and Tier 1 common capital ratio are non-GAAP financial ratios. ROTCE measures the Firm’s earnings as a percentage of tangible common equity. Tier 1 common capital ratio measures the quality and composition of the Firm’s capital. For further discussion of these ratios, see page 46.

(f)	Return on Basel I risk-weighted assets is the annualized earnings of the Firm divided by its average risk-weighted assets.

(g)	Estimated.

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,320,330	$2,265,792	$2,289,240	$2,246,764	$2,198,161	2%	6%
Wholesale loans	290,866	283,016	259,483	248,823	236,007	3	23
Consumer, excluding credit card loans	304,770	308,427	310,235	315,390	321,186	(1)	(5)
Credit card loans	125,331	132,277	127,135	125,523	128,803	(5)	(3)

Total Loans	720,967	723,720	696,853	689,736	685,996	—	5
Deposits	1,128,512	1,127,806	1,092,708	1,048,685	995,829	—	13
Common stockholders’ equity	181,928	175,773	174,487	175,079	172,798	4	5
Total stockholders' equity	189,728	183,573	182,287	182,879	180,598	3	5

Deposits-to-loans ratio	157%	156%	157%	152%	145%

Headcount	261,453	260,157	256,663	250,095	242,929	—	8

LINE OF BUSINESS NET INCOME/(LOSS)
Investment Bank	$1,682	$726	$1,636	$2,057	$2,370	132	(29)
Retail Financial Services	1,753	533	1,161	383	(399)	229	NM
Card Services & Auto	1,183	1,051	849	1,110	1,534	13	(23)
Commercial Banking	591	643	571	607	546	(8)	8
Treasury & Securities Services	351	250	305	333	316	40	11
Asset Management	386	302	385	439	466	28	(17)
Corporate/Private Equity	(563)	223	(645)	502	722	NM	NM

NET INCOME	$5,383	$3,728	$4,262	$5,431	$5,555	44	(3)

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS
									1Q12 Change
	1Q12		4Q11		3Q11		2Q11	1Q11	4Q11	1Q11
REVENUE
Investment banking fees	$1,381		$1,133		$1,052		$1,933	$1,793	22%	(23)%
Principal transactions	3,382		750		1,370		3,140	4,745	351	(29)
Lending- and deposit-related fees	1,517		1,620		1,643		1,649	1,546	(6)	(2)
Asset management, administration and commissions	3,392		3,337		3,448		3,703	3,606	2	(6)
Securities gains	536		47		607		837	102	NM	425
Mortgage fees and related income	2,010		725		1,380		1,103	(487)	177	NM
Credit card income	1,316		1,359		1,666		1,696	1,437	(3)	(8)
Other income	1,512	(d)	369		780		882	574	310	163

Noninterest revenue	15,046		9,340		11,946		14,943	13,316	61	13
Interest income	14,701		15,054		15,160		15,632	15,447	(2)	(5)
Interest expense	3,035		2,923		3,343		3,796	3,542	4	(14)

Net interest income	11,666		12,131		11,817		11,836	11,905	(4)	(2)

TOTAL NET REVENUE	26,712		21,471		23,763		26,779	25,221	24	6
Provision for credit losses	726		2,184		2,411		1,810	1,169	(67)	(38)
NONINTEREST EXPENSE
Compensation expense	8,613		6,297		6,908		7,569	8,263	37	4
Occupancy expense	961		1,047		935		935	978	(8)	(2)
Technology, communications and equipment expense	1,271		1,282		1,248		1,217	1,200	(1)	6
Professional and outside services	1,795		2,021		1,860		1,866	1,735	(11)	3
Marketing	680		814		926		744	659	(16)	3
Other expense (a)	4,832		2,872		3,445		4,299	2,943	68	64
Amortization of intangibles	193		207		212		212	217	(7)	(11)

TOTAL NONINTEREST EXPENSE	18,345		14,540		15,534		16,842	15,995	26	15

Income before income tax expense	7,641		4,747		5,818		8,127	8,057	61	(5)
Income tax expense	2,258		1,019		1,556		2,696	2,502	122	(10)

NET INCOME	$5,383		$3,728		$4,262		$5,431	$5,555	44	(3)

PER COMMON SHARE DATA
Basic earnings	$1.31		$0.90		$1.02		$1.28	$1.29	46	2
Diluted earnings	1.31		0.90		1.02		1.27	1.28	46	2

FINANCIAL RATIOS
Return on common equity (b)	12%		8%		9%		12%	13%
Return on tangible common equity (b)(c)	16		11		13		17	18
Return on assets (b)	0.96		0.65		0.76		0.99	1.07
Return on risk-weighted assets (c)	1.76	(e)	1.21		1.40		1.82	1.90
Effective income tax rate	30		21	(f)	27	(f)	33	31
Overhead ratio	69		68		65		63	63

(a)	Includes litigation expense of $2.7 billion, $0.6 billion, $1.3 billion, $1.9 billion and $1.1 billion for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(b)	Quarterly ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE and return on Basel I risk-weighted assets, see pages 2 and 46.

(d)	Includes a $1.1 billion benefit from the Washington Mutual bankruptcy settlement.

(e)	Estimated.

(f)	Reflects lower reported pretax income and changes in the proportion of income subject to U.S. federal and state and local taxes, as well as tax benefits associated with state and local income taxes.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						March 31, 2012 Change
	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
ASSETS
Cash and due from banks	$55,383	$59,602	$56,766	$30,466	$23,469	(7)%	136%
Deposits with banks	115,028	85,279	128,877	169,880	80,842	35	42
Federal funds sold and securities purchased under resale agreements	240,484	235,314	248,042	213,362	217,356	2	11
Securities borrowed	135,650	142,462	131,561	121,493	119,000	(5)	14
Trading assets:
Debt and equity instruments	370,623	351,486	352,678	381,339	422,404	5	(12)
Derivative receivables	85,377	92,477	108,853	77,383	78,744	(8)	8
Securities	381,742	364,793	339,349	324,741	334,800	5	14
Loans	720,967	723,720	696,853	689,736	685,996	—	5
Less: Allowance for loan losses	25,871	27,609	28,350	28,520	29,750	(6)	(13)

Loans, net of allowance for loan losses	695,096	696,111	668,503	661,216	656,246	—	6
Accrued interest and accounts receivable	64,833	61,478	72,080	80,292	79,236	5	(18)
Premises and equipment	14,213	14,041	13,812	13,679	13,422	1	6
Goodwill	48,208	48,188	48,180	48,882	48,856	—	(1)
Mortgage servicing rights	8,039	7,223	7,833	12,243	13,093	11	(39)
Other intangible assets	3,029	3,207	3,396	3,679	3,857	(6)	(21)
Other assets	102,625	104,131	109,310	108,109	106,836	(1)	(4)

TOTAL ASSETS	$2,320,330	$2,265,792	$2,289,240	$2,246,764	$2,198,161	2	6

LIABILITIES
Deposits	$1,128,512	$1,127,806	$1,092,708	$1,048,685	$995,829	—	13
Federal funds purchased and securities loaned or sold under repurchase agreements	250,483	213,532	238,585	254,124	285,444	17	(12)
Commercial paper	50,577	51,631	51,073	51,160	46,022	(2)	10
Other borrowed funds	27,298	21,908	29,318	30,208	36,704	25	(26)
Trading liabilities:
Debt and equity instruments	71,529	66,718	76,592	84,865	80,031	7	(11)
Derivative payables	74,474	74,977	79,249	63,668	61,362	(1)	21
Accounts payable and other liabilities	204,148	202,895	199,769	184,490	171,638	1	19
Beneficial interests issued by consolidated VIEs	67,750	65,977	65,971	67,457	70,917	3	(4)
Long-term debt	255,831	256,775	273,688	279,228	269,616	—	(5)

TOTAL LIABILITIES	2,130,602	2,082,219	2,106,953	2,063,885	2,017,563	2	6

STOCKHOLDERS’ EQUITY
Preferred stock	7,800	7,800	7,800	7,800	7,800	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Capital surplus	94,070	95,602	95,078	95,061	94,660	(2)	(1)
Retained earnings	92,347	88,315	85,726	82,612	78,342	5	18
Accumulated other comprehensive income	2,645	944	1,964	1,638	712	180	271
Shares held in RSU Trust, at cost	(38)	(38)	(53)	(53)	(53)	—	28
Treasury stock, at cost	(11,201)	(13,155)	(12,333)	(8,284)	(4,968)	15	(125)

TOTAL STOCKHOLDERS’ EQUITY	189,728	183,573	182,287	182,879	180,598	3	5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,320,330	$2,265,792	$2,289,240	$2,246,764	$2,198,161	2	6

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
AVERAGE BALANCES
ASSETS
Deposits with banks	$110,817	$89,145	$116,062	$75,801	$37,155	24%	198%
Federal funds sold and securities purchased under resale agreements	230,444	230,494	211,884	202,036	202,481	—	14
Securities borrowed	133,080	143,745	131,615	124,806	114,589	(7)	16
Trading assets — debt instruments	228,397	241,645	257,950	285,104	275,512	(5)	(17)
Securities	369,273	358,698	331,330	342,248	318,936	3	16
Loans	715,553	706,856	692,794	686,111	688,133	1	4
Other assets (a)	33,949	37,343	42,760	48,716	49,887	(9)	(32)

Total interest-earning assets	1,821,513	1,807,926	1,784,395	1,764,822	1,686,693	1	8
Trading assets — equity instruments	126,938	116,720	119,890	137,611	141,951	9	(11)
Trading assets — derivative receivables	90,446	94,925	96,612	82,860	85,437	(5)	6
All other noninterest-earning assets	219,979	243,578	229,650	207,250	190,371	(10)	16

TOTAL ASSETS	$2,258,876	$2,263,149	$2,230,547	$2,192,543	$2,104,452	—	7

LIABILITIES
Interest-bearing deposits	$759,084	$759,422	$740,901	$732,766	$700,921	—	8
Federal funds purchased and securities loaned or sold under repurchase agreements	233,415	230,355	235,438	281,843	278,250	1	(16)
Commercial paper	48,359	44,930	47,027	41,682	36,838	8	31
Trading liabilities — debt, short-term and other liabilities (b)	199,588	204,161	215,064	212,878	193,814	(2)	3
Beneficial interests issued by consolidated VIEs	65,360	65,322	66,545	69,399	72,932	—	(10)
Long-term debt	255,246	269,542	279,235	273,934	269,156	(5)	(5)

Total interest-bearing liabilities	1,561,052	1,573,732	1,584,210	1,612,502	1,551,911	(1)	1
Noninterest-bearing deposits	339,398	337,618	297,610	247,137	229,461	1	48
Trading liabilities — equity instruments	14,060	8,188	1,948	3,289	7,872	72	79
Trading liabilities — derivative payables	76,069	72,965	75,828	66,009	71,288	4	7
All other noninterest-bearing liabilities	82,786	87,804	88,697	81,729	66,705	(6)	24

TOTAL LIABILITIES	2,073,365	2,080,307	2,048,293	2,010,666	1,927,237	—	8

Preferred stock	7,800	7,800	7,800	7,800	7,800	—	—
Common stockholders’ equity	177,711	175,042	174,454	174,077	169,415	2	5

TOTAL STOCKHOLDERS’ EQUITY	185,511	182,842	182,254	181,877	177,215	1	5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,258,876	$2,263,149	$2,230,547	$2,192,543	$2,104,452	—	7

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	0.55%	0.75%	0.63%	0.76%	1.11%
Federal funds sold and securities purchased under resale agreements	1.14	1.19	1.28	1.20	1.09
Securities borrowed	0.11	0.04	0.05	0.10	0.17
Trading assets — debt instruments	4.30	4.22	4.32	4.23	4.31
Securities	2.60	2.57	2.66	3.10	2.89
Loans	5.14	5.22	5.28	5.36	5.62
Other assets (a)	0.83	1.51	1.47	1.30	1.20
Total interest-earning assets	3.28	3.34	3.40	3.58	3.74

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.38	0.43	0.53	0.61	0.53
Federal funds purchased and securities loaned or sold under repurchase agreements	0.15	0.18	0.18	0.29	0.17
Commercial paper	0.15	0.13	0.16	0.19	0.21
Trading liabilities — debt, short-term and other liabilities (b)	0.61	0.67	1.05	1.26	1.43
Beneficial interests issued by consolidated VIEs	1.12	1.06	1.05	1.17	1.19
Long-term debt	2.71	2.15	2.10	2.31	2.39
Total interest-bearing liabilities	0.78	0.74	0.84	0.94	0.93

INTEREST RATE SPREAD	2.50%	2.60%	2.56%	2.64%	2.81%
NET YIELD ON INTEREST-EARNING ASSETS	2.61%	2.70%	2.66%	2.72%	2.89%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

JPMORGAN CHASE & CO. CORE NET INTEREST INCOME (in millions, except ratios)

In addition to reviewing JPMorgan Chase’s net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset/liability management) and deposit-raising activities, excluding the impact of IB’s market-based activities. The core data presented below are non-GAAP financial measures due to the exclusion of IB’s market-based net interest income and the related assets. For a further discussion of these measures, see Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures on pages 76-78 of JPMorgan Chase’s 2011 Annual Report.

	QUARTERLY TRENDS
						1Q12 Change
CORE NET INTEREST INCOME DATA (a)	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
Net interest income — managed basis (b)	$11,837	$12,288	$11,950	$11,957	$12,024	(4)%	(2)%
Impact of market-based net interest income	1,569	1,800	1,866	1,829	1,834	(13)	(14)

Core net interest income	$10,268	$10,488	$10,084	$10,128	$10,190	(2)	1

Average interest-earning assets — managed basis	$1,821,513	$1,807,926	$1,784,395	$1,764,822	$1,686,693	1	8
Impact of market-based earning assets	490,750	502,312	512,215	543,458	520,924	(2)	(6)

Core average interest-earning assets	$1,330,763	$1,305,614	$1,272,180	$1,221,364	$1,165,769	2	14

Net interest yield on interest-earning assets — managed basis	2.61%	2.70%	2.66%	2.72%	2.89%
Net interest yield on market-based activity	1.29	1.42	1.45	1.35	1.43
Core net interest yield on interest-earning assets	3.10	3.19	3.14	3.33	3.54

(a)	Includes core lending, investing and deposit-raising activities on a managed basis, across RFS, Card, CB, TSS, AM and Corporate/Private Equity, as well as IB credit portfolio loans.

(b)	For a reconciliation of net interest income on a reported and managed basis, see Reconciliation from Reported to Managed Summary on page 8 of this Supplement.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions)

The Firm prepares its consolidated financial statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 46.

The following summary table provides a reconciliation from the Firm’s reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
OTHER INCOME
Other income — reported	$1,512	$369	$780	$882	$574	310%	163%
Fully taxable-equivalent (“FTE”) adjustments (a)	534	570	472	510	451	(6)	18

Other income — managed	$2,046	$939	$1,252	$1,392	$1,025	118	100

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$15,046	$9,340	$11,946	$14,943	$13,316	61	13
Fully taxable-equivalent adjustments (a)	534	570	472	510	451	(6)	18

Total noninterest revenue — managed	$15,580	$9,910	$12,418	$15,453	$13,767	57	13

NET INTEREST INCOME
Net interest income — reported	$11,666	$12,131	$11,817	$11,836	$11,905	(4)	(2)
Fully taxable-equivalent adjustments (a)	171	157	133	121	119	9	44

Net interest income — managed	$11,837	$12,288	$11,950	$11,957	$12,024	(4)	(2)

TOTAL NET REVENUE
Total net revenue — reported	$26,712	$21,471	$23,763	$26,779	$25,221	24	6
Fully taxable-equivalent adjustments (a)	705	727	605	631	570	(3)	24

Total net revenue — managed	$27,417	$22,198	$24,368	$27,410	$25,791	24	6

PRE-PROVISION PROFIT
Total pre-provision profit — reported	$8,367	$6,931	$8,229	$9,937	$9,226	21	(9)
Fully taxable-equivalent adjustments (a)	705	727	605	631	570	(3)	24

Total pre-provision profit — managed	$9,072	$7,658	$8,834	$10,568	$9,796	18	(7)

INCOME TAX EXPENSE
Income tax expense — reported	$2,258	$1,019	$1,556	$2,696	$2,502	122	(10)
Fully taxable-equivalent adjustments (a)	705	727	605	631	570	(3)	24

Income tax expense — managed	$2,963	$1,746	$2,161	$3,327	$3,072	70	(4)

(a)	Predominantly recognized in IB and CB business segments and Corporate/Private Equity.

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$7,321	$4,358	$6,369	$7,314	$8,233	68%	(11)%
Retail Financial Services	7,649	6,395	7,535	7,142	5,466	20	40
Card Services & Auto	4,714	4,814	4,775	4,761	4,791	(2)	(2)
Commercial Banking	1,657	1,687	1,588	1,627	1,516	(2)	9
Treasury & Securities Services	2,014	2,022	1,908	1,932	1,840	—	9
Asset Management	2,370	2,284	2,316	2,537	2,406	4	(1)
Corporate/Private Equity (a)	1,692	638	(123)	2,097	1,539	165	10

TOTAL NET REVENUE	$27,417	$22,198	$24,368	$27,410	$25,791	24	6

TOTAL PRE-PROVISION PROFIT
Investment Bank (a)	$2,583	$1,389	$2,570	$2,982	$3,217	86	(20)
Retail Financial Services	2,640	1,673	2,970	1,871	566	58	366
Card Services & Auto	2,685	2,789	2,660	2,773	2,874	(4)	(7)
Commercial Banking	1,059	1,108	1,015	1,064	953	(4)	11
Treasury & Securities Services	541	459	438	479	463	18	17
Asset Management	641	532	520	743	746	20	(14)
Corporate/Private Equity (a)	(1,077)	(292)	(1,339)	656	977	(269)	NM

TOTAL PRE-PROVISION PROFIT	$9,072	$7,658	$8,834	$10,568	$9,796	18	(7)

NET INCOME/(LOSS)
Investment Bank	$1,682	$726	$1,636	$2,057	$2,370	132	(29)
Retail Financial Services	1,753	533	1,161	383	(399)	229	NM
Card Services & Auto	1,183	1,051	849	1,110	1,534	13	(23)
Commercial Banking	591	643	571	607	546	(8)	8
Treasury & Securities Services	351	250	305	333	316	40	11
Asset Management	386	302	385	439	466	28	(17)
Corporate/Private Equity	(563)	223	(645)	502	722	NM	NM

TOTAL NET INCOME	$5,383	$3,728	$4,262	$5,431	$5,555	44	(3)

AVERAGE EQUITY (b)
Investment Bank	$40,000	$40,000	$40,000	$40,000	$40,000	—	—
Retail Financial Services	26,500	25,000	25,000	25,000	25,000	6	6
Card Services & Auto	16,500	16,000	16,000	16,000	16,000	3	3
Commercial Banking	9,500	8,000	8,000	8,000	8,000	19	19
Treasury & Securities Services	7,500	7,000	7,000	7,000	7,000	7	7
Asset Management	7,000	6,500	6,500	6,500	6,500	8	8
Corporate/Private Equity	70,711	72,542	71,954	71,577	66,915	(3)	6

TOTAL AVERAGE EQUITY	$177,711	$175,042	$174,454	$174,077	$169,415	2	5

RETURN ON EQUITY (b)
Investment Bank	17%	7%	16%	21%	24%
Retail Financial Services	27	8	18	6	(6)
Card Services & Auto	29	26	21	28	39
Commercial Banking	25	32	28	30	28
Treasury & Securities Services	19	14	17	19	18
Asset Management	22	18	24	27	29
JPMORGAN CHASE	12	8	9	12	13

(a)	Corporate/Private Equity includes an adjustment to offset Investment Bank’s (“IB”) inclusion of a credit allocation income/(expense) to Treasury & Securities Services (“TSS”) in total net revenue; TSS reports the credit allocation as a separate line on its income statement (not within total net revenue).

(b)	Equity for a line of business represents the amount the Firm believes the business would require if it were operating independently, incorporating sufficient capital to address regulatory capital requirements (including Basel III Tier 1 common capital requirements), economic risk measures and capital levels for similarly rated peers. Capital is also allocated to each line of business for, among other things, goodwill and other intangibles associated with acquisitions effected by the lines of business. ROE is measured and internal targets for expected returns are established as key measures of a business segment’s performance. Effective January 1, 2012, the Firm further revised the capital allocated to certain businesses, reflecting additional refinement of each segment’s Basel III Tier 1 common capital requirements.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
INCOME STATEMENT
REVENUE
Investment banking fees	$1,375	$1,119	$1,039	$1,922	$1,779	23%	(23)%
Principal transactions (a)	3,210	364	2,253	2,309	3,398	NM	(6)
Asset management, administration and commissions	565	477	563	548	619	18	(9)
All other income (b)	268	309	438	454	380	(13)	(29)

Noninterest revenue	5,418	2,269	4,293	5,233	6,176	139	(12)
Net interest income	1,903	2,089	2,076	2,081	2,057	(9)	(7)

TOTAL NET REVENUE (c)	7,321	4,358	6,369	7,314	8,233	68	(11)

Provision for credit losses	(5)	272	54	(183)	(429)	NM	99

NONINTEREST EXPENSE
Compensation expense	2,901	1,172	1,850	2,564	3,294	148	(12)
Noncompensation expense	1,837	1,797	1,949	1,768	1,722	2	7

TOTAL NONINTEREST EXPENSE	4,738	2,969	3,799	4,332	5,016	60	(6)

Income before income tax expense	2,588	1,117	2,516	3,165	3,646	132	(29)
Income tax expense	906	391	880	1,108	1,276	132	(29)

NET INCOME	$1,682	$726	$1,636	$2,057	$2,370	132	(29)

FINANCIAL RATIOS
ROE	17%	7%	16%	21%	24%
ROA	0.86	0.36	0.81	0.98	1.18
Overhead ratio	65	68	60	59	61
Compensation expense as a percent of total net revenue	40	27	29	35	40

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$281	$397	$365	$601	$429	(29)	(34)
Equity underwriting	276	169	178	455	379	63	(27)
Debt underwriting	818	553	496	866	971	48	(16)

Total investment banking fees	1,375	1,119	1,039	1,922	1,779	23	(23)
Fixed income markets (d)	4,664	2,491	3,328	4,280	5,238	87	(11)
Equity markets (e)	1,294	779	1,424	1,223	1,406	66	(8)
Credit portfolio (b)(f)	(12)	(31)	578	(111)	(190)	61	94

Total net revenue	$7,321	$4,358	$6,369	$7,314	$8,233	68	(11)

(a)	Principal transactions included debit valuation adjustments (“DVA”) related to derivatives and structured liabilities measured at fair value. DVA gains/(losses) were ($907) million, ($567) million, $1.9 billion, $165 million and ($46) million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(b)	All other income included lending- and deposit-related fees. In addition, IB manages traditional credit exposures related to Global Corporate Bank (“GCB”) on behalf of IB and TSS, and IB and TSS share the economics related to the Firm’s GCB clients. IB recognizes this sharing agreement also within all other income.

(c)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $509 million, $510 million, $440 million, $493 million and $438 million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(d)	Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets. Includes DVA gains/(losses) of ($352) million, ($135) million, $529 million, $64 million and $95 million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(e)	Equity markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services. Includes DVA gains/(losses) of ($130) million, ($27) million, $377 million, $78 million and ($72) million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(f)	Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities. Includes DVA gains/(losses) of ($425) million, ($405) million, $979 million, $23 million and ($69) million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$812,959	$776,430	$824,733	$809,630	$853,452	5%	(5)%
Loans:
Loans retained (a)	67,213	68,208	58,163	56,107	52,712	(1)	28
Loans held-for-sale and loans at fair value	5,451	2,915	2,311	3,466	5,070	87	8

Total loans	72,664	71,123	60,474	59,573	57,782	2	26
Equity	40,000	40,000	40,000	40,000	40,000	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$789,569	$790,644	$803,667	$841,355	$815,828	—	(3)
Trading assets — debt and equity instruments	313,267	313,005	329,984	374,694	368,956	—	(15)
Trading assets — derivative receivables	76,225	76,786	79,044	69,346	67,462	(1)	13
Loans:
Loans retained (a)	66,710	62,698	57,265	54,590	53,370	6	25
Loans held-for-sale and loans at fair value	2,767	2,082	2,431	4,154	3,835	33	(28)

Total loans	69,477	64,780	59,696	58,744	57,205	7	21
Adjusted assets (b)	559,566	564,158	597,513	628,475	611,038	(1)	(8)
Equity	40,000	40,000	40,000	40,000	40,000	—	—

Headcount	25,707	25,999	26,615	27,716	26,494	(1)	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(35)	$199	$(168)	$7	$123	NM	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	695	1,035	1,274	1,494	2,388	(33)	(71)
Nonaccrual loans held-for-sale and loans at fair value	182	166	150	193	259	10	(30)

Total nonaccrual loans	877	1,201	1,424	1,687	2,647	(27)	(67)

Derivative receivables	32	14	7	18	21	129	52
Assets acquired in loan satisfactions	79	79	77	83	73	—	8

Total nonperforming assets	988	1,294	1,508	1,788	2,741	(24)	(64)
Allowance for credit losses:
Allowance for loan losses	1,386	1,436	1,337	1,178	1,330	(3)	4
Allowance for lending-related commitments	530	418	444	383	424	27	25

Total allowance for credit losses	1,916	1,854	1,781	1,561	1,754	3	9

Net charge-off/(recovery) rate (a)	(0.21)%	1.26%	(1.16)%	0.05%	0.93%
Allow. for loan losses to period-end loans retained (a)	2.06	2.11	2.30	2.10	2.52
Allow. for loan losses to nonaccrual loans retained (a)(c)	199	139	105	79	56
Nonaccrual loans to total period-end loans	1.21	1.69	2.35	2.83	4.58

(a)	Loans retained included credit portfolio loans, leveraged leases and other held-for-investment loans.

(b)	Adjusted assets, a non-GAAP financial measure, is presented to assist the reader in comparing IB’s asset and capital levels with those of other investment banks in the securities industry. For further discussion of adjusted assets, see page 46.

(c)	Allowance for loan losses of $225 million, $263 million, $320 million, $377 million and $567 million were held against these nonaccrual loans at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and rankings data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
MARKET RISK — 95% CONFIDENCE LEVEL AVERAGE TRADING AND CREDIT PORTFOLIO VAR
Trading activities:
Fixed income	$60	$56	$48	$45	$49	7%	22%
Foreign exchange	11	12	10	9	11	(8)	—
Equities	17	19	19	25	29	(11)	(41)
Commodities and other	21	20	15	16	13	5	62
Diversification benefit to trading VaR (a)	(46)	(50)	(39)	(37)	(38)	8	(21)

Total trading VaR (b)	63	57	53	58	64	11	(2)

Credit portfolio VaR (c)	32	39	38	27	26	(18)	23
Diversification benefit to trading and credit portfolio VaR (a)	(14)	(21)	(21)	(8)	(7)	33	(100)

Total trading and credit portfolio VaR	$81	$75	$70	$77	$83	8	(2)

	THREE MONTHS ENDED MARCH 31, 2012		FULL YEAR 2011
	Market Share	Rankings	Market Share	Rankings
MARKET SHARES AND RANKINGS (d)
Global investment banking fees (e)	7.9%	#1	8.0%	#1
Debt, equity and equity-related
Global	7.2	1	6.7	1
U.S.	11.7	1	11.1	1
Syndicated loans
Global	9.0	2	10.9	1
U.S.	16.0	2	21.2	1
Long-term debt (f)
Global	7.1	1	6.7	1
U.S.	11.4	1	11.2	1
Equity and equity-related
Global (g)	8.6	3	6.8	3
U.S.	11.3	3	12.5	1
Announced M&A (h)
Global	22.3	1	18.5	2
U.S.	21.7	1	27.1	2

(a)	Average value-at-risk (“VaR”) was less than the sum of the VaR of the components described above, due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(b)	Trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in IB, including the credit spread sensitivities of certain mortgage products and syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include the DVA on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit portfolio VaR includes the derivative CVA, hedges of the CVA and the fair value of hedges of the retained loan portfolio, which are all reported in principal transactions revenue. However, Credit portfolio VaR does not include the retained loan portfolio, which is not reported at fair value.

(d)	Source: Dealogic. Global Investment Banking fees reflects the ranking of fees and market share. Remainder of rankings reflects transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint.

(e)	Global IB fees rankings exclude money market, short-term debt and shelf deals.

(f)	Long-term debt rankings include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities.

(g)	Global equity and equity-related ranking includes rights offerings and Chinese A-Shares.

(h)	Announced M&A for the periods presented reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
INTERNATIONAL METRICS
Total net revenue: (a)
Europe/Middle East/Africa	$2,400	$1,353	$1,995	$2,478	$2,592	77%	(7)%
Asia/Pacific	758	502	948	762	1,122	51	(32)
Latin America/Caribbean	339	240	175	337	327	41	4
North America	3,824	2,263	3,251	3,737	4,192	69	(9)

Total net revenue	$7,321	$4,358	$6,369	$7,314	$8,233	68	(11)

Loans (period-end): (b)
Europe/Middle East/Africa	$16,358	$15,905	$15,361	$15,370	$14,059	3	16
Asia/Pacific	7,969	7,889	6,892	6,211	5,472	1	46
Latin America/Caribbean	3,764	3,148	3,222	2,633	2,190	20	72
North America	39,122	41,266	32,688	31,893	30,991	(5)	26

Total loans	$67,213	$68,208	$58,163	$56,107	$52,712	(1)	28

(a)	Regional revenue is based primarily on the domicile of the client and/or location of the trading desk.

(b)	Includes retained loans based on the domicile of the client.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$748	$808	$833	$813	$736	(7)%	2%
Asset management, administration and commissions	527	494	513	499	485	7	9
Mortgage fees and related income	2,008	723	1,380	1,100	(489)	178	NM
Credit card income	315	305	611	572	537	3	(41)
Other income	126	107	136	131	111	18	14

Noninterest revenue	3,724	2,437	3,473	3,115	1,380	53	170
Net interest income	3,925	3,958	4,062	4,027	4,086	(1)	(4)

TOTAL NET REVENUE	7,649	6,395	7,535	7,142	5,466	20	40

Provision for credit losses	(96)	779	1,027	994	1,199	NM	NM

NONINTEREST EXPENSE
Compensation expense	2,305	2,130	2,101	1,937	1,876	8	23
Noncompensation expense	2,653	2,534	2,404	3,274	2,964	5	(10)
Amortization of intangibles	51	58	60	60	60	(12)	(15)

TOTAL NONINTEREST EXPENSE	5,009	4,722	4,565	5,271	4,900	6	2

Income/(loss) before income tax expense/(benefit)	2,736	894	1,943	877	(633)	206	NM
Income tax expense/(benefit)	983	361	782	494	(234)	172	NM

NET INCOME/(LOSS)	$1,753	$533	$1,161	$383	$(399)	229	NM

FINANCIAL RATIOS
ROE	27%	8%	18%	6%	(6)%
Overhead ratio	65	74	61	74	90
Overhead ratio excluding core deposit intangibles (a)	65	73	60	73	89

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$269,442	$274,795	$276,799	$283,753	$289,336	(2)	(7)
Loans:
Loans retained	227,491	232,555	235,572	241,127	247,128	(2)	(8)
Loans held-for-sale and loans at fair value (b)	12,496	12,694	13,153	13,558	12,234	(2)	2

Total loans	239,987	245,249	248,725	254,685	259,362	(2)	(7)
Deposits	413,901	395,797	388,735	378,371	379,605	5	9
Equity	26,500	25,000	25,000	25,000	25,000	6	6

SELECTED BALANCE SHEET DATA (average)
Total assets	271,973	278,497	283,443	287,235	297,938	(2)	(9)
Loans:
Loans retained	230,170	233,958	238,273	244,030	250,443	(2)	(8)
Loans held-for-sale and loans at fair value (b)	15,621	16,680	16,608	14,613	17,519	(6)	(11)

Total loans	245,791	250,638	254,881	258,643	267,962	(2)	(8)
Deposits	399,561	389,519	382,202	378,932	371,787	3	7
Equity	26,500	25,000	25,000	25,000	25,000	6	6

Headcount	134,321	133,075	128,992	122,728	118,547	1	13

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions of $51 million, $58 million, $60 million, $60 million and $60 million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(b)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$904	$1,009	$1,027	$1,069	$1,199	(10)%	(25)%
Nonaccrual loans:
Nonaccrual loans retained	8,191	7,170	7,579	8,088	8,278	14	(1)
Nonaccrual loans held-for-sale and loans at fair value	101	103	132	142	150	(2)	(33)

Total nonaccrual loans (a)(b)(c)(d)	8,292	7,273	7,711	8,230	8,428	14	(2)
Nonperforming assets (a)(b)(c)	9,109	8,064	8,576	9,175	9,632	13	(5)
Allowance for loan losses	14,247	15,247	15,479	15,479	15,554	(7)	(8)

Net charge-off rate (e)	1.58%	1.71%	1.71%	1.76%	1.94%
Net charge-off rate excluding purchased credit-impaired (“PCI”) loans (e)	2.20	2.39	2.39	2.46	2.72
Allowance for loan losses to ending loans retained	6.26	6.56	6.57	6.42	6.29
Allowance for loan losses to ending loans retained excluding PCI loans (f)	5.22	5.71	6.26	6.12	6.02
Allowance for loan losses to nonaccrual loans retained (a)(f)	104	133	139	130	128
Nonaccrual loans to total loans	3.46	2.97	3.10	3.23	3.25
Nonaccrual loans to total loans excluding PCI loans (a)	4.71	4.05	4.25	4.43	4.47

(a)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	At March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.8 billion, $11.5 billion, $9.5 billion, $9.1 billion and $8.8 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $1.2 billion, $954 million, $2.4 billion, $2.4 billion and $2.3 billion, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(d)	Includes $1.6 billion of performing junior liens that are subordinate to nonaccrual senior liens; such junior liens are now being reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Of the total, $1.4 billion were current at March 31, 2012.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the net charge-off rate.

(f)	An allowance for loan losses of $5.7 billion at March 31, 2012 and December 31, 2011 and $4.9 billion at September 30, 2011, June 30, 2011 and March 31, 2011 was recorded for PCI loans; these amounts were also excluded from the applicable ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
CONSUMER & BUSINESS BANKING
Noninterest revenue	$1,585	$1,603	$1,952	$1,889	$1,757	(1)%	(10)%
Net interest income	2,675	2,714	2,730	2,706	2,659	(1)	1

Total net revenue	4,260	4,317	4,682	4,595	4,416	(1)	(4)
Provision for credit losses	96	132	126	42	119	(27)	(19)
Noninterest expense	2,866	2,848	2,842	2,713	2,799	1	2

Income before income tax expense	1,298	1,337	1,714	1,840	1,498	(3)	(13)

Net income	$774	$802	$1,023	$1,098	$893	(3)	(13)

Overhead ratio	67%	66%	61%	59%	63%
Overhead ratio excluding core deposit intangibles (a)	66	65	59	58	62

BUSINESS METRICS
Business banking origination volume	$1,540	$1,389	$1,440	$1,573	$1,425	11	8
End-of-period loans	17,822	17,652	17,272	17,141	16,957	1	5
End-of-period deposits:
Checking	159,075	147,779	142,064	136,297	137,463	8	16
Savings	200,662	191,891	186,733	182,127	180,345	5	11
Time and other	35,642	36,743	39,017	41,948	44,001	(3)	(19)

Total end-of-period deposits	395,379	376,413	367,814	360,372	361,809	5	9
Average loans	17,667	17,363	17,172	17,057	16,886	2	5
Average deposits:
Checking	147,455	140,672	137,033	136,558	131,954	5	12
Savings	197,199	189,553	184,590	180,892	175,133	4	13
Time and other	36,121	37,708	40,588	43,053	45,035	(4)	(20)

Total average deposits	380,775	367,933	362,211	360,503	352,122	3	8
Deposit margin	2.68%	2.76%	2.82%	2.83%	2.88%
Average assets	$30,857	$30,373	$30,074	$29,047	$29,409	2	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	96	132	126	117	119	(27)	(19)
Net charge-off rate	2.19%	3.02%	2.91%	2.74%	2.86%
Allowance for loan losses	$798	$798	$800	$800	$875	—	(9)
Nonperforming assets	663	710	773	784	822	(7)	(19)

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	6,598	4,696	5,102	6,334	6,584	41	—
Client investment assets	147,083	137,853	132,255	140,285	138,150	7	6
% managed accounts	26%	24%	23%	23%	22%

Number of:
Branches	5,541	5,508	5,396	5,340	5,292	1	5
Chase Private Client branch locations	366	262	139	16	16	40	NM
ATMs	17,654	17,235	16,708	16,443	16,265	2	9
Personal bankers	24,198	24,308	24,205	23,330	21,894	—	11
Sales specialists	6,110	6,017	5,639	5,289	5,039	2	21
Client advisors	3,131	3,201	3,177	3,112	3,051	(2)	3
Active online customers (in thousands)	17,915	17,334	17,326	17,083	17,339	3	3
Active mobile customers (in thousands)	8,570	8,391	7,234	6,580	6,025	2	42
Chase Private Clients	32,857	21,723	11,711	5,807	4,829	51	NM
Checking accounts (in thousands)	27,034	26,626	26,541	26,266	26,622	2	2

(a)	Consumer & Business Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. See footnote (a) on page 14 for further details.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
MORTGAGE PRODUCTION AND SERVICING
Mortgage fees and related income	$2,008	$723	$1,380	$1,100	$(489)	178%	NM %
Other noninterest revenue	123	124	118	106	104	(1)	18
Net interest income	177	171	204	124	271	4	(35)

Total net revenue	2,308	1,018	1,702	1,330	(114)	127	NM
Provision for credit losses	—	1	2	(2)	4	NM	NM
Noninterest expense	1,724	1,442	1,360	2,187	1,746	20	(1)

Income/(loss) before income tax expense/(benefit)	584	(425)	340	(855)	(1,864)	NM	NM

Net income/(loss)	$461	$(258)	$205	$(649)	$(1,130)	NM	NM

Overhead ratio	75%	142%	80%	164%	NM %

FUNCTIONAL RESULTS
Production
Production revenue	$1,432	$859	$1,090	$767	$679	67	111
Production-related net interest & other income	187	210	213	199	218	(11)	(14)

Production-related revenue, excl. repurchase losses	1,619	1,069	1,303	966	897	51	80
Production expense	573	518	496	457	424	11	35

Income, excluding repurchase losses	1,046	551	807	509	473	90	121
Repurchase losses	(302)	(390)	(314)	(223)	(420)	23	28

Income before income tax expense	744	161	493	286	53	362	NM
Servicing
Loan servicing revenue	1,039	1,032	1,039	1,011	1,052	1	(1)
Servicing-related net interest & other income	112	90	115	29	156	24	(28)

Servicing-related revenue	1,151	1,122	1,154	1,040	1,208	3	(5)
MSR asset modeled amortization	(351)	(406)	(457)	(478)	(563)	14	38
Default servicing expense (a)	890	702	585	1,449	1,078	27	(17)
Core servicing expense (a)	261	223	281	279	248	17	5

Income/(loss), excluding MSR risk management	(351)	(209)	(169)	(1,166)	(681)	(68)	48
MSR risk management, including related net interest income/(expense) (b)	191	(377)	16	25	(1,236)	NM	NM

Income/(loss) before income tax expense/(benefit)	(160)	(586)	(153)	(1,141)	(1,917)	73	92

Net Income/(loss)	$461	$(258)	$205	$(649)	$(1,130)	NM	NM

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS
Net production revenue:
Production revenue	$1,432	$859	$1,090	$767	$679	67	111
Repurchase losses	(302)	(390)	(314)	(223)	(420)	23	28

Net production revenue	1,130	469	776	544	259	141	336
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,039	1,032	1,039	1,011	1,052	1	(1)
Changes in MSR asset fair value due to modeled amortization	(351)	(406)	(457)	(478)	(563)	14	38

Total operating revenue	688	626	582	533	489	10	41
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model	596	(832)	(4,574)	(960)	(751)	NM	NM
Derivative valuation adjustments and other	(406)	460	4,596	983	(486)	NM	16

Total risk management	190 (c)	(372)	22	23	(1,237)	NM	NM

Total net mortgage servicing revenue	878	254	604	556	(748)	246	NM

Mortgage fees and related income	$2,008	$723	$1,380	$1,100	$(489)	178	NM

(a)	Default and core servicing expense include an aggregate of approximately $200 million, $1.0 billion and $650 million of fees and assessments, as well as other costs of foreclosure-related matters for the three months ended March 31, 2012, June 30, 2011 and March 31, 2011, respectively.

(b)	Predominantly includes: (1) changes in the MSR asset fair value due to changes in market interest rates and other modeled inputs and assumptions, and (2) changes in the value of the derivatives used to hedge the MSR asset.

(c)	In the first quarter of 2012, the Firm recognized a gain of $596 million due to an increase in the fair value of the MSR asset, primarily driven by a $644 million gain due to changes in market interest rates. Offsetting this gain was a $406 million loss on the derivatives used to hedge the MSR asset.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
											1Q12 Change
	1Q12		4Q11		3Q11		2Q11		1Q11		4Q11	1Q11
MORTGAGE PRODUCTION AND SERVICING (continued)
SELECTED BALANCE SHEET DATA
End-of-period loans:
Prime mortgage, including option ARMs (a)	$17,268		$16,891		$14,800		$14,260		$14,147		2%	22%
Loans held-for-sale and loans at fair value (b)	12,496		12,694		13,153		13,558		12,234		(2)	2
Average loans:
Prime mortgage, including option ARMs (a)	17,238		15,733		14,451		14,083		14,037		10	23
Loans held-for-sale and loans at fair value (b)	15,621		16,680		16,608		14,613		17,519		(6)	(11)
Average assets	58,862		60,473		59,677		58,072		61,354		(3)	(4)
Repurchase reserve (ending)	3,213		3,213		3,213		3,213		3,205		—	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries):
Prime mortgage, including option ARMs	—		1		2		(2)		4		NM	NM
Net charge-off/(recovery) rate:
Prime mortgage, including option ARMs	—%		0.03%		0.06%		(0.06)%		0.12%
30+ day delinquency rate (c)	3.01		3.15		3.35		3.30		3.21
Nonperforming assets (d)	$708		$716		$691		$662		$658		(1)	8

BUSINESS METRICS (in billions)
Origination volume by channel
Retail	23.4		23.1		22.4		20.7		21.0		1	11
Wholesale (e)	—		0.1		0.1		0.1		0.2		NM	NM
Correspondent (e)	14.2		14.9		13.4		10.3		13.5		(5)	5
CNT (negotiated transactions)	0.8		0.5		0.9		2.9		1.5		60	(47)

Total origination volume	38.4		38.6		36.8		34.0		36.2		(1)	6

Application volume by channel
Retail	40.0		34.6		37.7		33.6		31.3		16	28
Wholesale (e)	0.2		0.2		0.2		0.3		0.3		—	(33)
Correspondent (e)	19.7		17.8		20.2		14.9		13.6		11	45

Total application volume	59.9		52.6		58.1		48.8		45.2		14	33

Third-party mortgage loans serviced (ending)	884.2		902.2		924.5		940.8		955.0		(2)	(7)
Third-party mortgage loans serviced (average)	892.6		913.2		931.4		947.0		958.7		(2)	(7)
MSR net carrying value (ending)	8.0		7.2		7.8		12.2		13.1		11	(39)
Ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending)	0.90%		0.80%		0.84%		1.30%		1.37%
Ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average)	0.47		0.45		0.44		0.43		0.45
MSR revenue multiple (f)	1.91	x	1.78	x	1.91	x	3.02	x	3.04	x

(a)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(b)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets.

(c)	At March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, excludes mortgage loans insured by U.S. government agencies of $12.7 billion, $12.6 billion, $10.5 billion, $10.1 billion and $9.5 billion, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(d)	At March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.8 billion, $11.5 billion, $9.5 billion, $9.1 billion and $8.8 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $1.2 billion, $954 million, $2.4 billion, $2.4 billion and $2.3 billion, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(e)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten and closed in conjunction with the U.S. Department of Agriculture Rural Development, which acts as the guarantor in the transactions.

(f)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
REAL ESTATE PORTFOLIOS
Noninterest revenue	$8	$(13)	$23	$20	$8	NM %	—%
Net interest income	1,073	1,073	1,128	1,197	1,156	—	(7)

Total net revenue	1,081	1,060	1,151	1,217	1,164	2	(7)
Provision for credit losses	(192)	646	899	954	1,076	NM	NM
Noninterest expense	419	432	363	371	355	(3)	18

Income/(loss) before income tax expense/(benefit)	854	(18)	(111)	(108)	(267)	NM	NM

Net income/(loss)	$518	$(11)	$(67)	$(66)	$(162)	NM	NM

Overhead ratio	39%	41%	32%	30%	30%

BUSINESS METRICS
LOANS EXCLUDING PCI LOANS
End-of-period loans owned:
Home equity	$75,207	$77,800	$80,278	$82,751	$85,253	(3)	(12)
Prime mortgage, including option ARMs	43,152	44,284	45,439	46,994	48,552	(3)	(11)
Subprime mortgage	9,289	9,664	10,045	10,441	10,841	(4)	(14)
Other	692	718	741	767	801	(4)	(14)

Total end-of-period loans owned	$128,340	$132,466	$136,503	$140,953	$145,447	(3)	(12)
Average loans owned:
Home equity	$76,600	$79,106	$81,568	$84,065	$86,907	(3)	(12)
Prime mortgage, including option ARMs	43,701	44,886	46,165	47,615	49,273	(3)	(11)
Subprime mortgage	9,485	9,880	10,268	10,667	11,086	(4)	(14)
Other	707	729	753	785	829	(3)	(15)

Total average loans owned	$130,493	$134,601	$138,754	$143,132	$148,095	(3)	(12)
PCI LOANS
End-of-period loans owned:
Home equity	$22,305	$22,697	$23,105	$23,535	$23,973	(2)	(7)
Prime mortgage	14,781	15,180	15,626	16,200	16,725	(3)	(12)
Subprime mortgage	4,870	4,976	5,072	5,187	5,276	(2)	(8)
Option ARMs	22,105	22,693	23,325	24,072	24,791	(3)	(11)

Total end-of-period loans owned	$64,061	$65,546	$67,128	$68,994	$70,765	(2)	(9)
Average loans owned:
Home equity	$22,488	$22,872	$23,301	$23,727	$24,170	(2)	(7)
Prime mortgage	14,975	15,405	15,909	16,456	16,974	(3)	(12)
Subprime mortgage	4,914	5,024	5,128	5,231	5,301	(2)	(7)
Option ARMs	22,395	23,009	23,666	24,420	25,113	(3)	(11)

Total average loans owned	$64,772	$66,310	$68,004	$69,834	$71,558	(2)	(9)
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	$97,512	$100,497	$103,383	$106,286	$109,226	(3)	(11)
Prime mortgage, including option ARMs	80,038	82,157	84,390	87,266	90,068	(3)	(11)
Subprime mortgage	14,159	14,640	15,117	15,628	16,117	(3)	(12)
Other	692	718	741	767	801	(4)	(14)

Total end-of-period loans owned	$192,401	$198,012	$203,631	$209,947	$216,212	(3)	(11)
Average loans owned:
Home equity	$99,088	$101,978	$104,869	$107,792	$111,077	(3)	(11)
Prime mortgage, including option ARMs	81,071	83,300	85,740	88,491	91,360	(3)	(11)
Subprime mortgage	14,399	14,904	15,396	15,898	16,387	(3)	(12)
Other	707	729	753	785	829	(3)	(15)

Total average loans owned	$195,265	$200,911	$206,758	$212,966	$219,653	(3)	(11)
Average assets	182,254	187,651	193,692	200,116	207,175	(3)	(12)
Home equity origination volume	312	277	294	307	249	13	25

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding PCI loans
Home equity	$542	$579	$581	$592	$720	(6)%	(25)%
Prime mortgage, including option ARMs	131	151	172	198	161	(13)	(19)
Subprime mortgage	130	143	141	156	186	(9)	(30)
Other	5	3	5	8	9	67	(44)

Total net charge-offs	$808	$876	$899	$954	$1,076	(8)	(25)
Net charge-off rate excluding PCI loans
Home equity	2.85%	2.90%	2.82%	2.83%	3.36%
Prime mortgage, including option ARMs	1.21	1.33	1.48	1.67	1.32
Subprime mortgage	5.51	5.74	5.43	5.85	6.80
Other	2.84	1.63	2.83	4.01	4.56
Total net charge-off rate excluding PCI loans	2.49	2.58	2.57	2.67	2.95
Net charge-off rate — reported
Home equity	2.20%	2.25%	2.20%	2.20%	2.63%
Prime mortgage, including option ARMs	0.65	0.72	0.80	0.90	0.71
Subprime mortgage	3.63	3.81	3.63	3.94	4.60
Other	2.84	1.63	2.83	4.01	4.56
Total net charge-off rate — reported	1.66	1.73	1.72	1.80	1.99

30+ day delinquency rate excluding PCI loans (a)	5.32%	5.69%	5.80%	5.98%	6.22%
Allowance for loan losses	$13,429	$14,429	$14,659	$14,659	$14,659	(7)	(8)
Nonperforming assets (b)(c)	7,738	6,638	7,112	7,729	8,152	17	(5)
Allowance for loan losses to ending loans retained	6.98%	7.29%	7.20%	6.98%	6.78%
Allowance for loan losses to ending loans retained excluding PCI loans	6.01	6.58	7.12	6.90	6.68

(a)	The delinquency rate for PCI loans was 21.72%, 23.30%, 24.44%, 26.20% and 27.36% at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(b)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(c)	Includes $1.6 billion of performing junior liens that are subordinate to nonaccrual senior liens; such junior liens are now being reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Of the total, $1.4 billion were current at March 31, 2012.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS (in millions, except ratio data and headcount)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
INCOME STATEMENT
REVENUE
Credit card income	$948	$1,053	$1,053	$1,123	$898	(10)%	6%
All other income	303	232	201	183	149	31	103

Noninterest revenue	1,251	1,285	1,254	1,306	1,047	(3)	19
Net interest income	3,463	3,529	3,521	3,455	3,744	(2)	(8)

TOTAL NET REVENUE	4,714	4,814	4,775	4,761	4,791	(2)	(2)

Provision for credit losses	738	1,060	1,264	944	353	(30)	109

NONINTEREST EXPENSE
Compensation expense	486	460	459	448	459	6	6
Noncompensation expense	1,447	1,470	1,560	1,436	1,352	(2)	7
Amortization of intangibles	96	95	96	104	106	1	(9)

TOTAL NONINTEREST EXPENSE	2,029	2,025	2,115	1,988	1,917	—	6

Income before income tax expense	1,947	1,729	1,396	1,829	2,521	13	(23)
Income tax expense	764	678	547	719	987	13	(23)

NET INCOME	$1,183	$1,051	$849	$1,110	$1,534	13	(23)

FINANCIAL RATIOS
ROE	29%	26%	21%	28%	39%
Overhead ratio	43	42	44	42	40

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$199,579	$208,467	$199,473	$197,915	$201,179	(4)	(1)
Loans:
Credit Card	125,331	132,277	127,135	125,523	128,803	(5)	(3)
Auto	48,245	47,426	46,659	46,796	47,411	2	2
Student	13,162	13,425	13,751	14,003	14,288	(2)	(8)

Total loans	186,738	193,128	187,545	186,322	190,502	(3)	(2)
Equity	16,500	16,000	16,000	16,000	16,000	3	3
SELECTED BALANCE SHEET DATA (average)
Total assets	$199,449	$202,226	$199,974	$198,044	$204,441	(1)	(2)
Loans:
Credit Card	127,616	128,619	126,536	125,038	132,537	(1)	(4)
Auto	47,704	46,947	46,549	46,966	47,690	2	—
Student	13,348	13,543	13,865	14,135	14,410	(1)	(7)

Total loans	188,668	189,109	186,950	186,139	194,637	—	(3)
Equity	16,500	16,000	16,000	16,000	16,000	3	3

Headcount	27,862	27,585	27,554	26,874	26,777	1	4

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$1,386	$1,390	$1,499	$1,810	$2,226	—%	(38)%
Auto	33	44	42	19	47	(25)	(30)
Student	69	126	93	135	80	(45)	(14)

Total net charge-offs	1,488	1,560	1,634	1,964	2,353	(5)	(37)
Net charge-off rate:
Credit Card (a)	4.40%	4.29%	4.70%	5.82%	6.97%
Auto	0.28	0.37	0.36	0.16	0.40
Student	2.08	3.69	2.66	3.83	2.25
Total net charge-off rate	3.19	3.27	3.47	4.24	4.98

Delinquency rates
30+ day delinquency rate:
Credit Card (b)	2.56	2.81	2.90	2.98	3.57
Auto	0.79	1.13	1.01	0.98	0.97
Student (c)	2.06	1.78	1.93	1.70	2.01
Total 30+ day delinquency rate	2.07	2.32	2.36	2.38	2.79
90+ day delinquency rate — Credit Card (b)	1.37	1.44	1.43	1.55	1.93

Nonperforming assets (d)	$242	$228	$232	$233	$275	6	(12)
Allowance for loan losses:
Credit Card	6,251	6,999	7,528	8,042	9,041	(11)	(31)
Auto and Student	1,010	1,010	1,009	879	899	—	12

Total allowance for loan losses	7,261	8,009	8,537	8,921	9,940	(9)	(27)
Allowance for loan losses to period-end loans:
Credit Card (b)	5.02%	5.30%	5.93%	6.41%	7.24%
Auto and Student	1.64	1.66	1.67	1.45	1.46
Total allowance for loan losses to period-end loans	3.91	4.15	4.55	4.79	5.33

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$86.9	$93.4	$87.3	$85.5	$77.5	(7)	12
New accounts opened	1.7	2.2	2.0	2.0	2.6	(23)	(35)
Open accounts (e)	64.2	65.2	64.3	65.4	91.9	(2)	(30)

Merchant Services
Bank card volume (in billions)	$152.8	$152.6	$138.1	$137.3	$125.7	—	22
Total transactions (in billions)	6.8	6.8	6.1	5.9	5.6	—	21

Auto and Student
Origination volume (in billions)
Auto	$5.8	$4.9	$5.9	$5.4	$4.8	18	21
Student	0.1	0.1	0.1	—	0.1	—	—

(a)	Average loans include loans held-for-sale of $821 million, $97 million, $1 million, $276 million and $3.0 billion for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively. These amounts are excluded when calculating the net charge-off rate.
(b)	Period-end loans include loans held-for-sale of $856 million, $102 million, $94 million and $4.0 billion at March 31, 2012, December 31, 2011, September 30, 2011 and March 31, 2011, respectively. No allowance for loan losses was recorded for these loans. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans.
(c)	Excludes student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $1.0 billion, $989 million, $995 million, $968 million and $1.0 billion at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.
(d)	Nonperforming assets exclude student loans insured by U.S. government agencies under the FFELP of $586 million, $551 million, $567 million, $558 million and $615 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.
(e)	Reflects the impact of portfolio sales in the second quarter of 2011.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$949	$985	$957	$1,016	$782	(4)%	21%
Net interest income	2,928	2,989	2,984	2,911	3,200	(2)	(9)

Total net revenue	3,877	3,974	3,941	3,927	3,982	(2)	(3)
Provision for credit losses	636	890	999	810	226	(29)	181
Noninterest expense	1,636	1,633	1,734	1,622	1,555	—	5

Income before income tax expense	1,605	1,451	1,208	1,495	2,201	11	(27)

Net income	$979	$885	$737	$911	$1,343	11	(27)

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$276	$267	$269	$281	$264	3%	5%
Asset management, administration and commissions	36	32	35	34	35	13	3
All other income (a)	245	272	220	283	203	(10)	21

Noninterest revenue	557	571	524	598	502	(2)	11
Net interest income	1,100	1,116	1,064	1,029	1,014	(1)	8

TOTAL NET REVENUE (b)	1,657	1,687	1,588	1,627	1,516	(2)	9

Provision for credit losses	77	40	67	54	47	93	64

NONINTEREST EXPENSE
Compensation expense	246	215	229	219	223	14	10
Noncompensation expense	345	356	337	336	332	(3)	4
Amortization of intangibles	7	8	7	8	8	(13)	(13)

TOTAL NONINTEREST EXPENSE	598	579	573	563	563	3	6

Income before income tax expense	982	1,068	948	1,010	906	(8)	8
Income tax expense	391	425	377	403	360	(8)	9

NET INCOME	$591	$643	$571	$607	$546	(8)	8

Revenue by product:
Lending	$892	$881	$857	$880	$837	1	7
Treasury services	602	600	572	556	542	—	11
Investment banking	120	120	116	152	110	—	9
Other	43	86	43	39	27	(50)	59

Total Commercial Banking revenue	$1,657	$1,687	$1,588	$1,627	$1,516	(2)	9

IB revenue, gross (c)	$339	$350	$320	$442	$309	(3)	10

Revenue by client segment:
Middle Market Banking	$825	$810	$791	$789	$755	2	9
Commercial Term Lending	293	299	297	286	286	(2)	2
Corporate Client Banking	337	326	306	339	290	3	16
Real Estate Banking	105	115	104	109	88	(9)	19
Other	97	137	90	104	97	(29)	—

Total Commercial Banking revenue	$1,657	$1,687	$1,588	$1,627	$1,516	(2)	9

FINANCIAL RATIOS
ROE	25%	32%	28%	30%	28%
Overhead ratio	36	34	36	35	37

(a)	Commercial Banking (“CB”) client revenue from investment banking products and commercial card transactions is included in all other income.

(b)	Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $94 million, $123 million, $90 million, $67 million and $65 million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(c)	Represents the total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$161,741	$158,040	$151,095	$148,662	$140,706	2%	15%
Loans:
Loans retained	114,969	111,162	106,834	102,122	99,334	3	16
Loans held-for-sale and loans at fair value	878	840	584	557	835	5	5

Total loans	115,847	112,002	107,418	102,679	100,169	3	16
Equity	9,500	8,000	8,000	8,000	8,000	19	19

Period-end loans by client segment:
Middle Market Banking	$46,040	$44,437	$42,365	$40,530	$38,618	4	19
Commercial Term Lending	39,314	38,583	38,539	38,012	37,677	2	4
Corporate Client Banking	17,670	16,747	15,100	13,097	12,705	6	39
Real Estate Banking	8,763	8,211	7,470	7,409	7,535	7	16
Other	4,060	4,024	3,944	3,631	3,634	1	12

Total Commercial Banking loans	$115,847	$112,002	$107,418	$102,679	$100,169	3	16

SELECTED BALANCE SHEET DATA (average)
Total assets	$161,074	$155,611	$145,195	$143,560	$140,400	4	15
Loans:
Loans retained	112,879	109,328	104,705	100,857	98,829	3	14
Loans held-for-sale and loans at fair value	881	580	632	1,015	756	52	17

Total loans	113,760	109,908	105,337	101,872	99,585	4	14
Liability balances	200,178	199,138	180,275	162,769	156,200	1	28
Equity	9,500	8,000	8,000	8,000	8,000	19	19

Average loans by client segment:
Middle Market Banking	$45,047	$43,215	$41,540	$40,012	$38,207	4	18
Commercial Term Lending	38,848	38,679	38,198	37,729	37,810	—	3
Corporate Client Banking	17,514	16,116	14,373	13,062	12,374	9	42
Real Estate Banking	8,341	7,936	7,465	7,467	7,607	5	10
Other	4,010	3,962	3,761	3,602	3,587	1	12

Total Commercial Banking loans	$113,760	$109,908	$105,337	$101,872	$99,585	4	14

Headcount	5,612	5,520	5,417	5,140	4,941	2	14

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$12	$99	$17	$40	$31	(88)	(61)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	972	1,036	1,417	1,613	1,925	(6)	(50)
Nonaccrual loans held-for-sale and loans at fair value	32	17	26	21	30	88	7

Total nonaccrual loans	1,004	1,053	1,443	1,634	1,955	(5)	(49)
Assets acquired in loan satisfactions	60	85	168	197	179	(29)	(66)

Total nonperforming assets	1,064	1,138	1,611	1,831	2,134	(7)	(50)
Allowance for credit losses:
Allowance for loan losses	2,662	2,603	2,671	2,614	2,577	2	3
Allowance for lending-related commitments	194	189	181	187	206	3	(6)

Total allowance for credit losses	2,856	2,792	2,852	2,801	2,783	2	3

Net charge-off rate (b)	0.04%	0.36%	0.06%	0.16%	0.13%
Allowance for loan losses to period-end loans retained	2.32	2.34	2.50	2.56	2.59
Allowance for loan losses to nonaccrual loans retained (a)	274	251	188	162	134
Nonaccrual loans to total period-end loans	0.87	0.94	1.34	1.59	1.95

(a)	Allowance for loan losses of $163 million, $176 million, $257 million, $289 million and $360 million was held against nonaccrual loans retained at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(b)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off rate.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$286	$313	$310	$314	$303	(9)%	(6)%
Asset management, administration and commissions	654	671	656	726	695	(3)	(6)
All other income	127	133	141	143	139	(5)	(9)

Noninterest revenue	1,067	1,117	1,107	1,183	1,137	(4)	(6)
Net interest income	947	905	801	749	703	5	35

TOTAL NET REVENUE	2,014	2,022	1,908	1,932	1,840	—	9

Provision for credit losses	2	19	(20)	(2)	4	(89)	(50)
Credit allocation income/(expense) (a)	3	(60)	9	32	27	NM	(89)

NONINTEREST EXPENSE
Compensation expense	732	672	718	719	715	9	2
Noncompensation expense	728	877	728	719	647	(17)	13
Amortization of intangibles	13	14	24	15	15	(7)	(13)

TOTAL NONINTEREST EXPENSE	1,473	1,563	1,470	1,453	1,377	(6)	7

Income before income tax expense	542	380	467	513	486	43	12
Income tax expense	191	130	162	180	170	47	12

NET INCOME	$351	$250	$305	$333	$316	40	11

FINANCIAL RATIOS
ROE	19%	14%	17%	19%	18%
Pretax margin ratio	27	19	24	27	26
Overhead ratio	73	77	77	75	75
Pre-provision profit ratio	27	23	23	25	25

REVENUE BY BUSINESS
Worldwide Securities Services (“WSS”):
Investor Services	$783	$752	$740	$782	$745	4	5
Clearance, Collateral Mgmt & Depositary Receipts	179	219	199	220	204	(18)	(12)

Total WSS Revenue	962	971	939	1,002	949	(1)	1
Treasury Services ("TS"):
Transaction Services	$893	$874	$816	$785	$765	2	17
Trade Finance	159	177	153	145	126	(10)	26

Total TS Revenue	1,052	1,051	969	930	891	—	18

(a)	IB manages traditional credit exposures related to GCB on behalf of IB and TSS, and IB and TSS share the economics related to the Firm’s GCB clients. Included within this allocation are net revenue, provision for credit losses and expenses. IB recognizes this credit allocation as a component of all other income.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data, and where otherwise noted)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$66,732	$68,665	$62,364	$55,950	$50,614	(3)%	32%
Loans (a)	41,173	42,992	36,389	34,034	31,020	(4)	33
Equity	7,500	7,000	7,000	7,000	7,000	7	7

SELECTED BALANCE SHEET DATA (average)
Total assets	$64,559	$63,686	$60,141	$52,688	$47,873	1	35
Loans (a)	40,538	39,289	35,303	33,069	29,290	3	38
Liability balances	356,964	364,196	341,107	302,858	265,720	(2)	34
Equity	7,500	7,000	7,000	7,000	7,000	7	7

Headcount	27,765	27,825	28,157	28,230	28,040	—	(1)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$—	$—	$—	$—	$—	—	—
Nonaccrual loans	5	4	3	3	11	25	(55)
Allowance for credit losses:
Allowance for loan losses	69	65	49	74	69	6	—
Allowance for lending-related commitments	14	49	46	41	48	(71)	(71)

Total allowance for credit losses	83	114	95	115	117	(27)	(29)

Net charge-off rate	—%	—%	—%	—%	—%
Allowance for loan losses to period-end loans	0.17	0.15	0.14	0.22	0.22
Allowance for loan losses to nonaccrual loans	NM	NM	NM	NM	NM
Nonaccrual loans to period-end loans	0.01	0.01	0.01	0.01	0.04

WSS BUSINESS METRICS
Assets under custody (“AUC”) by asset class (period-end)
(in billions):
Fixed Income	$11,332	$10,926	$10,871	$10,686	$10,437	4	9
Equity	5,365	4,878	4,401	5,267	5,238	10	2
Other (b)	1,171	1,066	978	992	944	10	24

Total AUC	$17,868	$16,870	$16,250	$16,945	$16,619	6	8

Liability balances (average)	125,088	122,102	107,105	90,204	82,724	2	51

TS BUSINESS METRICS
Liability balances (average)	231,876	242,094	234,002	212,654	182,996	(4)	27
Trade finance loans (period-end)	35,692	36,696	30,104	27,473	25,499	(3)	40

(a)	Loan balances include trade finance loans and wholesale overdrafts.

(b)	Consists of mutual funds, unit investment trusts, currencies, annuities, insurance contracts, options and nonsecurities contracts.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except where otherwise noted)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
INTERNATIONAL METRICS
Net revenue by geographic region (a)
Asia/Pacific	$353	$339	$321	$299	$276	4%	28%
Latin America/Caribbean	82	112	61	80	76	(27)	8
Europe/Middle East/Africa	668	689	648	691	630	(3)	6
North America	911	882	878	862	858	3	6

Total net revenue	$2,014	$2,022	$1,908	$1,932	$1,840	—	9

Average liability balances (a)
Asia/Pacific	$50,197	$49,407	$42,987	$42,472	$39,123	2	28
Latin America/Caribbean	11,852	11,563	12,722	13,506	12,720	2	(7)
Europe/Middle East/Africa	127,794	130,862	129,608	125,911	108,997	(2)	17
North America	167,121	172,364	155,790	120,969	104,880	(3)	59

Total average liability balances	$356,964	$364,196	$341,107	$302,858	$265,720	(2)	34

Trade finance loans (period-end) (a)
Asia/Pacific	$18,140	$19,280	$16,918	$15,736	$14,607	(6)	24
Latin America/Caribbean	6,040	6,254	5,228	4,553	4,014	(3)	50
Europe/Middle East/Africa	9,972	9,726	6,853	6,184	5,794	3	72
North America	1,540	1,436	1,105	1,000	1,084	7	42

Total trade finance loans	$35,692	$36,696	$30,104	$27,473	$25,499	(3)	40

AUC (period-end) (in billions) (a)
North America	$9,998	$9,735	$9,611	$9,976	$9,901	3	1
All other regions	7,870	7,135	6,639	6,969	6,718	10	17

Total AUC	$17,868	$16,870	$16,250	$16,945	$16,619	6	8

TSS FIRMWIDE DISCLOSURES (b)
TS revenue - reported	$1,052	$1,051	$969	$930	$891	—	18
TS revenue reported in CB	602	600	572	556	542	—	11
TS revenue reported in other lines of business	69	69	68	65	63	—	10

TS firmwide revenue (c)	1,723	1,720	1,609	1,551	1,496	—	15
Worldwide Securities Services revenue	962	971	939	1,002	949	(1)	1

TSS firmwide revenue (c)	$2,685	$2,691	$2,548	$2,553	$2,445	—	10

TSS total foreign exchange (“FX”) revenue (c)	137	154	179	165	160	(11)	(14)

TS firmwide liability balances (average) (d)	$432,299	$441,572	$414,485	$375,432	$339,240	(2)	27
TSS firmwide liability balances (average) (d)	557,142	563,334	521,383	465,627	421,920	(1)	32

Number of:
U.S.$ ACH transactions originated	1,019	983	972	959	992	4	3
Total U.S.$ clearing volume (in thousands)	32,696	33,055	33,117	32,274	30,971	(1)	6
International electronic funds transfer volume (in thousands) (e)	75,087	63,669	62,718	63,208	60,942	18	23
Wholesale check volume	589	592	601	608	532	(1)	11
Wholesale cards issued (in thousands) (f)	24,693	25,187	24,288	23,746	23,170	(2)	7

(a)	Total net revenue, average liability balances, trade finance loans and AUC are based on the domicile of client.

(b)	TSS firmwide metrics include revenue recorded in CB, Consumer & Business Banking and Asset Management (“AM”) lines of business and net TSS FX revenue (it excludes TSS FX revenue recorded in the IB). In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics in assessing financial performance of TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

(c)	IB executes FX transactions on behalf of TSS customers under revenue sharing agreements. FX revenue generated by TSS customers is recorded in TSS and IB. TSS total FX revenue reported above is the gross (pre-split) FX revenue generated by TSS customers. However, TSS firmwide revenue includes only the FX revenue booked in TSS, i.e., it does not include the portion of TSS FX revenue recorded in IB.

(d)	Firmwide liability balances include liability balances recorded in CB.

(e)	International electronic funds transfer includes non-U.S. dollar Automated Clearing House (“ACH”) and clearing volume.

(f)	Wholesale cards issued and outstanding include stored value, prepaid and government electronic benefit card products.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,621	$1,606	$1,617	$1,818	$1,707	1%	(5)%
All other income	266	232	281	321	313	15	(15)

Noninterest revenue	1,887	1,838	1,898	2,139	2,020	3	(7)
Net interest income	483	446	418	398	386	8	25

TOTAL NET REVENUE	2,370	2,284	2,316	2,537	2,406	4	(1)

Provision for credit losses	19	24	26	12	5	(21)	280

NONINTEREST EXPENSE
Compensation expense	1,120	1,046	999	1,068	1,039	7	8
Noncompensation expense	586	674	775	704	599	(13)	(2)
Amortization of intangibles	23	32	22	22	22	(28)	5

TOTAL NONINTEREST EXPENSE	1,729	1,752	1,796	1,794	1,660	(1)	4

Income before income tax expense	622	508	494	731	741	22	(16)
Income tax expense	236	206	109	292	275	15	(14)

NET INCOME	$386	$302	$385	$439	$466	28	(17)

REVENUE BY CLIENT SEGMENT
Private Banking	$1,279	$1,212	$1,298	$1,289	$1,317	6	(3)
Institutional	557	558	478	694	543	—	3
Retail	534	514	540	554	546	4	(2)

TOTAL NET REVENUE	$2,370	$2,284	$2,316	$2,537	$2,406	4	(1)

FINANCIAL RATIOS
ROE	22%	18%	24%	27%	29%
Overhead ratio	73	77	78	71	69
Pretax margin ratio	26	22	21	29	31

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$96,385	$86,242	$81,179	$78,199	$71,521	12	35
Loans (a)	64,335	57,573	54,178	51,747	46,454	12	38
Equity	7,000	6,500	6,500	6,500	6,500	8	8

SELECTED BALANCE SHEET DATA (average)
Total assets	$89,582	$82,594	$78,669	$74,206	$68,918	8	30
Loans	59,311	54,691	52,652	48,837	44,948	8	32
Deposits	127,534	121,493	111,090	97,509	95,250	5	34
Equity	7,000	6,500	6,500	6,500	6,500	8	8

Headcount	17,849	18,036	18,084	17,963	17,203	(1)	4

(a)	Includes $4.5 billion of prime mortgage loans reported in the Consumer loan portfolio at March 31, 2012.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
BUSINESS METRICS
Number of:
Client advisors (a)	2,832	2,883	2,864	2,719	2,719	(2)%	4%
Retirement Planning Services participants (in thousands)	1,926	1,798	1,755	1,613	1,604	7	20
% of customer assets in 4 & 5 Star Funds (b)	42%	43%	47%	50%	46%
% of AUM in 1st and 2nd quartiles: (c)
1 year	64	48	49	56	57
3 years	74	72	73	71	70
5 years	76	78	77	76	77

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$27	$48	$—	$33	$11	(44)	145
Nonaccrual loans	263	317	311	252	254	(17)	4
Allowance for credit losses:
Allowance for loan losses	209	209	240	222	257	—	(19)
Allowance for lending-related commitments	5	10	9	9	4	(50)	25

Total allowance for credit losses	214	219	249	231	261	(2)	(18)
Net charge-off rate	0.18%	0.35%	—%	0.27%	0.10%
Allowance for loan losses to period-end loans	0.32	0.36	0.44	0.43	0.55
Allowance for loan losses to nonaccrual loans	79	66	77	88	101
Nonaccrual loans to period-end loans	0.41	0.55	0.57	0.49	0.55

(a)	Effective January 1, 2012, the previously disclosed separate metric for client advisors and JPMorgan Securities brokers were combined into one metric that reflects the number of Private Banking client-facing representatives.

(b)	Derived from Morningstar for the U.S., the U.K., Luxembourg, France, Hong Kong and Taiwan; and Nomura for Japan.

(c)	Quartile ranking sourced from: Lipper for the U.S. and Taiwan; Morningstar for the U.K., Luxembourg, France and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						March 31, 2012 Change
ASSETS UNDER SUPERVISION	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
Assets by asset class
Liquidity	$492	$515	$464	$476	$490	(4)%	—%
Fixed income	355	336	321	319	305	6	16
Equity and multi-asset	417	372	356	430	421	12	(1)
Alternatives	118	113	113	117	114	4	4

TOTAL ASSETS UNDER MANAGEMENT	1,382	1,336	1,254	1,342	1,330	3	4
Custody/brokerage/administration/deposits	631	585	552	582	578	8	9

TOTAL ASSETS UNDER SUPERVISION	$2,013	$1,921	$1,806	$1,924	$1,908	5	6

Assets by client segment
Private Banking	$303	$291	$276	$291	$293	4	3
Institutional	732	722	673	708	711	1	3
Retail	347	323	305	343	326	7	6

TOTAL ASSETS UNDER MANAGEMENT	$1,382	$1,336	$1,254	$1,342	$1,330	3	4

Private Banking	$830	$781	$738	$776	$773	6	7
Institutional	732	723	674	709	713	1	3
Retail	451	417	394	439	422	8	7

TOTAL ASSETS UNDER SUPERVISION	$2,013	$1,921	$1,806	$1,924	$1,908	5	6

Mutual fund assets by asset class
Liquidity	$434	$458	$409	$421	$436	(5)	—
Fixed income	116	107	101	105	99	8	17
Equity and multi-asset	167	147	139	176	173	14	(3)
Alternatives	8	8	8	9	8	—	—

TOTAL MUTUAL FUND ASSETS	$725	$720	$657	$711	$716	1	1

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	QUARTERLY TRENDS
	1Q12	4Q11	3Q11	2Q11	1Q11
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,336	$1,254	$1,342	$1,330	$1,298
Net asset flows:
Liquidity	(25)	53	(10)	(16)	(9)
Fixed income	11	9	3	12	16
Equities, multi-asset and alternatives	6	(4)	(1)	7	11
Market/performance/other impacts	54	24	(80)	9	14

Ending balance	$1,382	$1,336	$1,254	$1,342	$1,330

Assets under supervision rollforward
Beginning balance	$1,921	$1,806	$1,924	$1,908	$1,840
Net asset flows	8	69	11	12	31
Market/performance/other impacts	84	46	(129)	4	37

Ending balance	$2,013	$1,921	$1,806	$1,924	$1,908

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except where otherwise noted)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
INTERNATIONAL METRICS
Total net revenue: (in millions) (a)
Europe/Middle East/Africa	$405	$392	$395	$478	$439	3%	(8)%
Asia/Pacific	236	220	248	257	246	7	(4)
Latin America/Caribbean	175	224	168	251	165	(22)	6
North America	1,554	1,448	1,505	1,551	1,556	7	—

Total net revenue	$2,370	$2,284	$2,316	$2,537	$2,406	4	(1)

Assets under management:
Europe/Middle East/Africa	$282	$278	$255	$298	$300	1	(6)
Asia/Pacific	112	105	104	119	115	7	(3)
Latin America/Caribbean	41	34	32	37	35	21	17
North America	947	919	863	888	880	3	8

Total assets under management	$1,382	$1,336	$1,254	$1,342	$1,330	3	4

Assets under supervision:
Europe/Middle East/Africa	$339	$329	$306	$353	$353	3	(4)
Asia/Pacific	152	139	140	161	155	9	(2)
Latin America/Caribbean	101	89	87	94	88	13	15
North America	1,421	1,364	1,273	1,316	1,312	4	8

Total assets under supervision	$2,013	$1,921	$1,806	$1,924	$1,908	5	6

(a)	Regional revenue is based on the domicile of the client.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
INCOME STATEMENT
REVENUE
Principal transactions	$113	$324	$(933)	$745	$1,298	(65)%	(91)%
Securities gains	449	54	607	837	102	NM	340
All other income	1,111 (c)	75	186	265	78	NM	NM

Noninterest revenue	1,673	453	(140)	1,847	1,478	269	13
Net interest income	16	245	8	218	34	(93)	(53)

TOTAL NET REVENUE (a)	1,689	698	(132)	2,065	1,512	142	12

Provision for credit losses	(9)	(10)	(7)	(9)	(10)	10	10

NONINTEREST EXPENSE
Compensation expense	823	602	552	614	657	37	25
Noncompensation expense (b)	3,328	1,649	1,995	2,097	1,143	102	191

Subtotal	4,151	2,251	2,547	2,711	1,800	84	131
Net expense allocated to other businesses	(1,382)	(1,321)	(1,331)	(1,270)	(1,238)	(5)	(12)

TOTAL NONINTEREST EXPENSE	2,769	930	1,216	1,441	562	198	393

Income/(loss) before income tax expense/(benefit)	(1,071)	(222)	(1,341)	633	960	(382)	NM
Income tax expense/(benefit)	(508)	(445)	(696)	131	238	(14)	NM

NET INCOME/(LOSS)	$(563)	$223	$(645)	$502	$722	NM	NM

MEMO:
TOTAL NET REVENUE
Private equity	$254	$(113)	$(546)	$796	$699	NM	(64)
Corporate	1,435	811	414	1,269	813	77	77

TOTAL NET REVENUE	$1,689	$698	$(132)	$2,065	$1,512	142	12

NET INCOME/(LOSS)
Private equity	$134	$(89)	$(347)	$444	$383	NM	(65)
Corporate	(697)	312	(298)	58	339	NM	NM

TOTAL NET INCOME/(LOSS)	$(563)	$223	$(645)	$502	$722	NM	NM

TOTAL ASSETS (period-end)	$713,492	$693,153	$693,597	$672,655	$591,353	3	21

Headcount	22,337	22,117	21,844	21,444	20,927	1	7

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $99 million, $92 million, $73 million, $69 million and $64 million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(b)	Includes litigation expense of $2.5 billion, $0.5 billion, $1.0 billion, $1.3 billion and $0.4 billion for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(c)	Includes a $1.1 billion benefit from the Washington Mutual bankruptcy settlement.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains (a)	$453	$(13)	$459	$837	$102	NM %	344%
Investment securities portfolio (average)	361,601	349,750	324,596	335,543	313,319	3	15
Investment securities portfolio (ending)	374,588	355,605	330,800	318,237	328,013	5	14
Mortgage loans (average)	12,636	14,089	13,748	12,731	11,418	(10)	11
Mortgage loans (ending)	11,819	13,375	14,226	13,243	12,171	(12)	(3)

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains	$66	$58	$394	$1,219	$171	14	(61)
Unrealized gains/(losses) (b)	179	(122)	(827)	(726)	370	NM	(52)

Total direct investments	245	(64)	(433)	493	541	NM	(55)
Third-party fund investments	83	(85)	(7)	323	186	NM	(55)

Total private equity gains/(losses) (c)	$328	$(149)	$(440)	$816	$727	NM	(55)

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$889	$805	$709	$670	$731	10	22
Cost	549	573	779	595	649	(4)	(15)
Quoted public value	931	896	778	721	785	4	19
Privately-held direct securities
Carrying value	4,944	4,597	4,322	5,680	7,212	8	(31)
Cost	6,819	6,793	6,556	6,891	7,731	—	(12)
Third-party fund investments (d)
Carrying value	2,131	2,283	2,399	2,481	2,179	(7)	(2)
Cost	2,162	2,452	2,454	2,464	2,461	(12)	(12)

Total private equity portfolio
Carrying value	$7,964	$7,685	$7,430	$8,831	$10,122	4	(21)
Cost	9,530	9,818	9,789	9,950	10,841	(3)	(12)

(a)	Reflects repositioning of the Corporate investment securities portfolio.

(b)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(c)	Included in principal transactions revenue in the Consolidated Statements of Income.

(d)	Unfunded commitments to third-party private equity funds were $571 million, $789 million, $853 million, $876 million and $943 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						March 31, 2012 Change
	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
CREDIT EXPOSURE
Wholesale (a)
Loans retained	$283,653	$278,395	$255,799	$244,224	$229,648	2%	24%
Loans held-for-sale and loans at fair value	7,213	4,621	3,684	4,599	6,359	56	13

Total wholesale loans	290,866	283,016	259,483	248,823	236,007	3	23

Consumer, excluding credit card (b)
Loans retained, excluding PCI loans
Home equity	75,207	77,800	80,278	82,751	85,253	(3)	(12)
Prime mortgage, including option ARMs	76,292	76,196	74,230	74,276	74,682	—	2
Subprime mortgage	9,289	9,664	10,045	10,441	10,841	(4)	(14)
Auto	48,245	47,426	46,659	46,796	47,411	2	2
Business banking	17,822	17,652	17,272	17,141	16,957	1	5
Student and other	13,854	14,143	14,492	14,770	15,089	(2)	(8)

Total loans retained, excluding PCI loans	240,709	242,881	242,976	246,175	250,233	(1)	(4)
Loans — PCI
Home equity	22,305	22,697	23,105	23,535	23,973	(2)	(7)
Prime mortgage	14,781	15,180	15,626	16,200	16,725	(3)	(12)
Subprime mortgage	4,870	4,976	5,072	5,187	5,276	(2)	(8)
Option ARMs	22,105	22,693	23,325	24,072	24,791	(3)	(11)

Total loans — PCI	64,061	65,546	67,128	68,994	70,765	(2)	(9)
Total loans retained	304,770	308,427	310,104	315,169	320,998	(1)	(5)
Loans held-for-sale (c)	—	—	131	221	188	—	NM

Total consumer, excluding credit card loans	304,770	308,427	310,235	315,390	321,186	(1)	(5)

Credit card
Loans retained (d)	124,475	132,175	127,041	125,523	124,791	(6)	—
Loans held-for-sale	856	102	94	—	4,012	NM	(79)

Total credit card	125,331	132,277	127,135	125,523	128,803	(5)	(3)

Total consumer loans	430,101	440,704	437,370	440,913	449,989	(2)	(4)

Total loans	720,967	723,720	696,853	689,736	685,996	—	5

Derivative receivables	85,377	92,477	108,853	77,383	78,744	(8)	8
Receivables from customers and other (e)	21,235	17,561	25,719	32,678	38,230	21	(44)

Total credit-related assets	106,612	110,038	134,572	110,061	116,974	(3)	(9)

Lending-related commitments
Wholesale	401,064	382,739	379,682	365,689	355,561	5	13
Consumer, excluding credit card	63,121	62,307	64,581	64,649	64,560	1	(2)
Credit card	533,318	530,616	528,830	535,625	565,813	1	(6)

Total lending-related commitments	997,503	975,662	973,093	965,963	985,934	2	1

Total credit exposure	$1,825,082	$1,809,420	$1,804,518	$1,765,760	$1,788,904	1	2

Memo: Total by category
Wholesale exposure (f)	$798,438	$775,693	$773,633	$724,573	$708,542	3	13
Consumer exposures (g)	1,026,644	1,033,727	1,030,885	1,041,187	1,080,362	(1)	(5)

Total credit exposure	$1,825,082	$1,809,420	$1,804,518	$1,765,760	$1,788,904	1	2

(a)	Includes IB, CB, TSS and AM business segments and Corporate/Private Equity.

(b)	Includes loans reported in RFS, auto and student loans reported in Card, and residential real estate loans reported in the AM business segment and in Corporate/Private Equity.

(c)	Represents prime mortgages for all periods presented.

(d)	Includes billed finance charges and fees net of an allowance for uncollectible amounts.

(e)	Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(f)	Primarily represents total wholesale loans, wholesale lending-related commitments, derivative receivables and receivables from customers.

(g)	Represents total consumer loans and consumer lending-related commitments.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						March 31, 2012 Change
	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
NONPERFORMING ASSETS AND RATIOS
Wholesale
Loans retained	$1,941	$2,398	$3,011	$3,362	$4,578	(19)%	(58%
Loans held-for-sale and loans at fair value	214	183	176	214	289	17	(26)

Total wholesale loans	2,155	2,581	3,187	3,576	4,867	(17)	(56)

Consumer, excluding credit card
Home equity (a)	2,766	1,287	1,290	1,308	1,263	115	119
Prime mortgage, including option ARMs	3,258	3,462	3,656	4,024	4,166	(6)	(22)
Subprime mortgage	1,569	1,781	1,932	2,058	2,106	(12)	(25)
Auto	102	118	114	111	120	(14)	(15)
Business banking	649	694	756	770	810	(6)	(20)
Student and other	105	69	68	79	107	52	(2)

Total consumer, excluding credit card	8,449	7,411	7,816	8,350	8,572	14	(1)

Total credit card	1	1	2	2	2	—	(50)

Total consumer nonaccrual loans (b)	8,450	7,412	7,818	8,352	8,574	14	(1)

Total nonaccrual loans	10,605	9,993	11,005	11,928	13,441	6	(21)

Derivative receivables	32	18	11	22	21	78	52
Assets acquired in loan satisfactions	1,031	1,025	1,178	1,290	1,524	1	(32)

Total nonperforming assets (c)	11,668	11,036	12,194	13,240	14,986	6	(22)
Wholesale lending-related commitments (d)	756	865	705	793	895	(13)	(16)

Total (c)	$12,424	$11,901	$12,899	$14,033	$15,881	4	(22)

Total nonaccrual loans to total loans	1.47%	1.38%	1.58%	1.73%	1.96%
Total wholesale nonaccrual loans to total wholesale loans	0.74	0.91	1.23	1.44	2.06
Total consumer, excluding credit card nonaccrual loans to total consumer, excluding credit card loans	2.77	2.40	2.52	2.65	2.67

NONPERFORMING ASSETS BY LOB
Investment Bank	$988	$1,294	$1,508	$1,788	$2,741	(24)	(64)
Retail Financial Services (a)(b)	9,008	7,961	8,444	9,033	9,482	13	(5)
Card Services & Auto	242	228	232	233	275	6	(12)
Commercial Banking	1,064	1,138	1,611	1,831	2,134	(7)	(50)
Treasury & Securities Services	5	4	3	3	11	25	(55)
Asset Management	286	336	322	264	263	(15)	9
Corporate/Private Equity (e)	75	75	74	88	80	—	(6)

TOTAL	$11,668	$11,036	$12,194	$13,240	$14,986	6	(22)

(a)	Includes $1.6 billion of performing junior liens that are subordinate to nonaccrual senior liens; such junior liens are now being reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Of the total, $1.4 billion were current at March 31, 2012.
(b)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(c)	At March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.8 billion, $11.5 billion, $9.5 billion, $9.1 billion and $8.8 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $1.2 billion, $954 million, $2.4 billion, $2.4 billion and $2.3 billion, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $586 million, $551 million, $567 million, $558 million and $615 million, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(d)	Represent commitments that are risk rated as nonaccrual.

(e)	Predominantly relates to retained prime mortgage loans.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
GROSS CHARGE-OFFS
Wholesale loans	$92	$431	$98	$134	$253	(79)%	(64)%
Consumer loans, excluding credit card	1,134	1,310	1,292	1,357	1,460	(13)	(22)
Credit card loans	1,627	1,641	1,765	2,131	2,631	(1)	(38)

Total consumer loans	2,761	2,951	3,057	3,488	4,091	(6)	(33)

Total loans	$2,853	$3,382	$3,155	$3,622	$4,344	(16)	(34)

GROSS RECOVERIES
Wholesale loans	$87	$85	$249	$54	$88	2	(1)
Consumer loans, excluding credit card	138	139	133	144	131	(1)	5
Credit card loans	241	251	266	321	405	(4)	(40)

Total consumer loans	379	390	399	465	536	(3)	(29)

Total loans	$466	$475	$648	$519	$624	(2)	(25)

NET CHARGE-OFFS/(RECOVERIES)
Wholesale loans	$5	$346	$(151)	$80	$165	(99)	(97)
Consumer loans, excluding credit card	996	1,171	1,159	1,213	1,329	(15)	(25)
Credit card loans	1,386	1,390	1,499	1,810	2,226	—	(38)

Total consumer loans	2,382	2,561	2,658	3,023	3,555	(7)	(33)

Total loans	$2,387	$2,907	$2,507	$3,103	$3,720	(18)	(36)

NET CHARGE-OFF/(RECOVERY) RATES
Wholesale retained loans	0.01%	0.52%	(0.24)%	0.14%	0.30%
Consumer retained loans, excluding credit card (a)	1.31	1.50	1.47	1.53	1.66
Credit card retained loans	4.40	4.29	4.70	5.82	6.97
Total retained loans	1.35	1.64	1.44	1.83	2.22
Consumer retained loans, excluding credit card and PCI loans	1.66	1.91	1.88	1.96	2.14
Consumer retained loans, excluding PCI loans	2.60	2.74	2.84	3.25	3.77
Total retained loans, excluding PCI loans	1.49	1.81	1.60	2.04	2.48

Memo: Average retained loans
Wholesale loans	$276,764	$265,758	$250,145	$237,511	$226,544	4	22
Consumer retained loans, excluding credit card	306,657	308,980	312,341	317,862	323,961	(1)	(5)
Credit card retained loans	126,795	128,522	126,535	124,762	129,535	(1)	(2)

Total average retained consumer loans	433,452	437,502	438,876	442,624	453,496	(1)	(4)

Total average retained loans	$710,216	$703,260	$689,021	$680,135	$680,040	1	4

Consumer retained loans, excluding credit card and PCI loans	$241,885	$242,670	$244,337	$248,028	$252,403	—	(4)
Consumer retained loans, excluding PCI loans	368,679	371,192	370,872	372,790	381,938	(1)	(3)
Total retained loans, excluding PCI loans	645,423	636,923	620,974	610,246	608,432	1	6

(a)	To date, no charge-offs have been recorded for PCI loans.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$27,609	$28,350	$28,520	$29,750	$32,266	(3)%	(14)%
Net charge-offs	2,387	2,907	2,507	3,103	3,720	(18)	(36)
Provision for loan losses	646	2,193	2,351	1,872	1,196	(71)	(46)
Other	3	(27)	(14)	1	8	NM	(63)

Ending balance	$25,871	$27,609	$28,350	$28,520	$29,750	(6)	(13)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$673	$686	$626	$688	$717	(2)	(6)
Provision for lending-related commitments	80	(9)	60	(62)	(27)	NM	NM
Other	(3)	(4)	—	—	(2)	25	(50)

Ending balance	$750	$673	$686	$626	$688	11	9

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,386	$1,436	$1,337	$1,178	$1,330	(3)	4
Retail Financial Services	14,247	15,247	15,479	15,479	15,554	(7)	(8)
Card Services & Auto	7,261	8,009	8,537	8,921	9,940	(9)	(27)
Commercial Banking	2,662	2,603	2,671	2,614	2,577	2	3
Treasury & Securities Services	69	65	49	74	69	6	—
Asset Management	209	209	240	222	257	—	(19)
Corporate/Private Equity	37	40	37	32	23	(8)	61

Total	$25,871	$27,609	$28,350	$28,520	$29,750	(6)	(13)

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						March 31, 2012 Change
	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset-specific	$448	$516	$670	$749	$1,030	(13)%	(57)%
Formula-based	3,875	3,800	3,632	3,342	3,204	2	21

Total wholesale	4,323	4,316	4,302	4,091	4,234	—	2

Consumer, excluding credit card
Asset-specific	760	828	1,016	1,049	1,067	(8)	(29)
Formula-based	8,826	9,755	10,563	10,397	10,467	(10)	(16)
PCI	5,711	5,711	4,941	4,941	4,941	—	16

Total consumer, excluding credit card	15,297	16,294	16,520	16,387	16,475	(6)	(7)

Credit card
Asset-specific	2,402	2,727	3,052	3,451	3,819	(12)	(37)
Formula-based	3,849	4,272	4,476	4,591	5,222	(10)	(26)

Total credit card	6,251	6,999	7,528	8,042	9,041	(11)	(31)

Total consumer	21,548	23,293	24,048	24,429	25,516	(7)	(16)

Total allowance for loan losses	25,871	27,609	28,350	28,520	29,750	(6)	(13)
Allowance for lending-related commitments	750	673	686	626	688	11	9

Total allowance for credit losses	$26,621	$28,282	$29,036	$29,146	$30,438	(6)	(13)

CREDIT RATIOS
Wholesale allowance to total wholesale retained loans	1.52%	1.55%	1.68%	1.68%	1.84%
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	5.02	5.28	5.33	5.20	5.13
Credit card allowance to total credit card retained loans	5.02	5.30	5.93	6.41	7.24
Total allowance to total retained loans	3.63	3.84	4.09	4.16	4.40
Wholesale allowance to wholesale retained nonaccrual loans	223	180	143	122	92
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (a)	181	220	211	196	192
Allowance, excluding credit card allowance, to retained non-accrual loans, excluding credit card nonaccrual loans (a)	189	210	192	175	157
Total allowance to total retained nonaccrual loans	249	281	262	243	226

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	3.98	4.36	4.77	4.65	4.61
Total allowance to total retained loans	3.11	3.35	3.74	3.83	4.10
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (a)	113	143	148	137	135
Allowance, excluding credit card allowance, to retained non-accrual loans, excluding credit card nonaccrual loans (a)	134	152	147	133	120
Total allowance to total retained nonaccrual loans	194	223	216	201	189

(a)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the FFIEC, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
PROVISION FOR CREDIT LOSSES BY LINE OF BUSINESS
Provision for loan losses
Investment Bank	$(85)	$298	$(7)	$(142)	$(409)	NM %	79%
Retail Financial Services	(96)	777	1,027	994	1,199	NM	NM
Card Services & Auto	738	1,061	1,264	944	353	(30)	109
Commercial Banking	72	29	73	73	51	148	41
Treasury & Securities Services	4	16	(25)	5	7	(75)	(43)
Asset Management	21	23	26	7	5	(9)	320
Corporate/Private Equity	(8)	(11)	(7)	(9)	(10)	27	20

Total provision for loan losses	$646	$2,193	$2,351	$1,872	$1,196	(71)	(46)

Provision for lending-related commitments
Investment Bank	$80	$(26)	$61	$(41)	$(20)	NM	NM
Retail Financial Services	—	2	—	—	—	NM	—
Card Services & Auto	—	(1)	—	—	—	NM	—
Commercial Banking	5	11	(6)	(19)	(4)	(55)	NM
Treasury & Securities Services	(2)	3	5	(7)	(3)	NM	33
Asset Management	(2)	1	—	5	—	NM	NM
Corporate/Private Equity	(1)	1	—	—	—	NM	NM

Total provision for lending-related commitments	$80	$(9)	$60	$(62)	$(27)	NM	NM

Provision for credit losses
Investment Bank	$(5)	$272	$54	$(183)	$(429)	NM	99
Retail Financial Services	(96)	779	1,027	994	1,199	NM	NM
Card Services & Auto	738	1,060	1,264	944	353	(30)	109
Commercial Banking	77	40	67	54	47	93	64
Treasury & Securities Services	2	19	(20)	(2)	4	(89)	(50)
Asset Management	19	24	26	12	5	(21)	280
Corporate/Private Equity	(9)	(10)	(7)	(9)	(10)	10	10

Total provision for credit losses	$726	$2,184	$2,411	$1,810	$1,169	(67)	(38)

PROVISION FOR CREDIT LOSSES BY PORTFOLIO SEGMENT
Provision for loan losses
Wholesale	$8	$364	$67	$(55)	$(359)	(98)	NM
Consumer, excluding credit card	2	939	1,285	1,117	1,329	(100)	(100)
Credit card	636	890	999	810	226	(29)	181

Total consumer	638	1,829	2,284	1,927	1,555	(65)	(59)

Total provision for loan losses	$646	$2,193	$2,351	$1,872	$1,196	(71)	(46)

Provision for lending-related commitments
Wholesale	$81	$(11)	$60	$(62)	$(27)	NM	NM
Consumer, excluding credit card	(1)	2	—	—	—	NM	NM
Credit card	—	—	—	—	—	—	—

Total consumer	(1)	2	—	—	—	NM	NM

Total provision for lending-related commitments	$80	$(9)	$60	$(62)	$(27)	NM	NM

Provision for credit losses
Wholesale	$89	$353	$127	$(117)	$(386)	(75)	NM
Consumer, excluding credit card	1	941	1,285	1,117	1,329	(100)	(100)
Credit card	636	890	999	810	226	(29)	181

Total consumer	637	1,831	2,284	1,927	1,555	(65)	(59)

Total provision for credit losses	$726	$2,184	$2,411	$1,810	$1,169	(67)	(38)

JPMORGAN CHASE & CO. MARKET RISK-RELATED INFORMATION (in millions)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
95% CONFIDENCE LEVEL- AVERAGE IB TRADING VAR, CREDIT PORTFOLIO VAR AND OTHER VAR
IB VaR by risk type:
Fixed income	$60	$56	$48	$45	$49	7%	22%
Foreign exchange	11	12	10	9	11	(8)	—
Equities	17	19	19	25	29	(11)	(41)
Commodities and other	21	20	15	16	13	5	62
Diversification benefit to IB trading VaR (a)	(46)	(50)	(39)	(37)	(38)	8	(21)

IB trading VaR (b)	63	57	53	58	64	11	(2)

Credit portfolio VaR (c)	32	39	38	27	26	(18)	23
Diversification benefit to IB trading and credit portfolio VaR (a)	(14)	(21)	(21)	(8)	(7)	33	(100)

Total IB trading and credit portfolio VaR	81	75	70	77	83	8	(2)

Other VaR:
Mortgage Production and Servicing VaR (d)	11	44	40	20	16	(75)	(31)
Chief Investment Office VaR (e)	67	69	48	51	60	(3)	12
Diversification benefit to other VaR (a)	(6)	(30)	(15)	(10)	(14)	80	57

Total other VaR	72	83	73	61	62	(13)	16

Diversification benefit to total IB and other VaR (a)	(37)	(45)	(35)	(44)	(57)	18	35

Total IB and other VaR (f)	$116	$113	$108	$94	$88	3	32

(a)	Average VaR was less than the sum of the VaR of the components described above, due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(b)	For further information on IB trading VaR, see footnote (b) on page 12.

(c)	For further information on Credit portfolio VaR see footnote (c) on page 12.

(d)	Mortgage Production and Servicing VaR includes the Firm’s mortgage pipeline and warehouse loans, MSR, and all related hedges.

(e)	CIO VaR includes positions, primarily in debt securities and credit products, used to manage structural risk and other risks, including interest rate, credit and mortgage risks arising from the Firm’s ongoing business activities.

(f)	Total IB, Credit portfolio and other VaR does not include the retained Credit portfolio, which is not reported at fair value; however, it does include hedges of those positions. It also does not include DVA on derivative and structured liabilities to reflect the credit quality of the Firm; principal investments (mezzanine financing, tax-oriented investments, etc.); and certain securities and investments held by Corporate/Private Equity, including private equity investments, capital management positions and longer-term investments managed by CIO.

JPMORGAN CHASE & CO. CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS (in millions, except ratio data)

							March 31, 2012 Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2012		2011	2011	2011	2011	2011	2011
CAPITAL (based on Basel I)
Tier 1 capital	$155,811	(e)	$150,384	$147,823	$148,880	$147,234	4%	6%
Total capital	193,150	(e)	188,088	186,510	187,899	186,417	3	4
Tier 1 common capital (a)	128,101	(e)	122,916	120,234	121,209	119,598	4	7
Risk-weighted assets	1,235,803	(e)	1,221,198	1,217,548	1,198,711	1,192,536	1	4
Adjusted average assets (b)	2,195,625	(e)	2,202,087	2,168,678	2,129,510	2,041,153	—	8
Tier 1 capital ratio	12.6	(e)%	12.3%	12.1%	12.4%	12.3%
Total capital ratio	15.6	(e)	15.4	15.3	15.7	15.6
Tier 1 leverage ratio	7.1	(e)	6.8	6.8	7.0	7.2
Tier 1 common capital ratio (a)	10.4	(e)	10.1	9.9	10.1	10.0

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$181,928		$175,773	$174,487	$175,079	$172,798	4	5
Less: Goodwill	48,208		48,188	48,180	48,882	48,856	—	(1)
Less: Other intangible assets	3,029		3,207	3,396	3,679	3,857	(6)	(21)
Add: Deferred tax liabilities (d)	2,719		2,729	2,645	2,632	2,603	—	4

Total tangible common equity	$133,410		$127,107	$125,556	$125,150	$122,688	5	9

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$177,711		$175,042	$174,454	$174,077	$169,415	2	5
Less: Goodwill	48,218		48,225	48,631	48,834	48,846	—	(1)
Less: Other intangible assets	3,137		3,326	3,545	3,738	3,928	(6)	(20)
Add: Deferred tax liabilities (d)	2,724		2,687	2,639	2,618	2,595	1	5

Total tangible common equity	$129,080		$126,178	$124,917	$124,123	$119,236	2	8

INTANGIBLE ASSETS (period-end)
Goodwill	$48,208		$48,188	$48,180	$48,882	$48,856	—	(1)
Mortgage servicing rights	8,039		7,223	7,833	12,243	13,093	11	(39)
Purchased credit card relationships	535		602	668	744	820	(11)	(35)
All other intangibles	2,494		2,605	2,728	2,935	3,037	(4)	(18)

Total intangibles	$59,276		$58,618	$59,409	$64,804	$65,806	1	(10)

DEPOSITS (period-end)
U.S. offices:
Noninterest-bearing	$343,299		$346,670	$323,058	$287,654	$244,136	(1)	41
Interest-bearing	521,323		504,864	484,640	469,618	468,654	3	11
Non-U.S. offices:
Noninterest-bearing	16,276		18,790	14,724	13,422	11,644	(13)	40
Interest-bearing	247,614		257,482	270,286	277,991	271,395	(4)	(9)

Total deposits	$1,128,512		$1,127,806	$1,092,708	$1,048,685	$995,829	—	13

(a)	The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. The Tier 1 common capital ratio, a non-GAAP financial measure, is Tier 1 common capital divided by risk-weighted assets. For further discussion of the Tier 1 common capital ratio, see page 46.

(b)	Adjusted average assets, for purposes of calculating the leverage ratio, include total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(c)	For further discussion of TCE, see page 46.

(d)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO. MORTGAGE LOAN REPURCHASE LIABILITY (in millions)

	QUARTERLY TRENDS
						1Q12 Change
	1Q12	4Q11	3Q11	2Q11	1Q11	4Q11	1Q11
MORTGAGE LOAN REPURCHASE LIABILITY (a)(b)
Summary of changes in mortgage repurchase liability:
Repurchase liability at beginning of period	$3,557	$3,616	$3,631	$3,474	$3,285	(2)%	8%
Realized losses (c)	(364)	(462)	(329)	(241)	(231)	21	(58)
Provision for repurchase losses	323	403	314	398	420	(20)	(23)

Repurchase liability at end of period	$3,516	$3,557	$3,616	$3,631	$3,474	(1)	1

Outstanding repurchase demands and unresolved mortgage insurance rescission notices by counterparty type: (d)
GSEs and other (b)(e)	$2,624	$2,345	$2,133	$1,826	$1,321	12	99
Mortgage insurers	1,000	1,034	1,112	1,093	1,240	(3)	(19)
Overlapping population (f)	(116)	(113)	(155)	(145)	(127)	(3)	9

Total	$3,508	$3,266	$3,090	$2,774	$2,434	7	44

Quarterly mortgage repurchase demands received by loan origination vintage: (d)
Pre-2005	$41	$39	$34	$32	$15	5	173
2005	95	55	200	57	45	73	111
2006	375	315	232	363	158	19	137
2007	645	804	602	510	381	(20)	69
2008	361	291	323	301	249	24	45
Post-2008	124	81	153	89	94	53	32

Total	$1,641	$1,585	$1,544	$1,352	$942	4	74

(a)	For further details regarding the Firm’s mortgage repurchase liability, see Mortgage repurchase liability on pages 115-118 and Note 29, on pages 283-289, of JPMorgan Chase’s 2011 Annual Report.

(b)	Mortgage repurchase demands associated with private label securitizations are separately evaluated by the Firm in establishing its litigation reserves.

(c)	Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expense. Make-whole settlements were $186 million, $237 million, $162 million, $126 million and $115 million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(d)	Excludes amounts related to Washington Mutual.

(e)	The Firm’s outstanding repurchase demands are largely from the GSEs. Other represents repurchase demands received from parties other than the GSEs that have been presented to the Firm by trustees who assert authority to present such claims under the terms of the underlying sale or securitization agreement, and excludes repurchase demands asserted in litigation.

(f)	Because the GSEs may make repurchase demands based on mortgage insurance rescission notices that remain unresolved, certain loans may be subject to both an unresolved mortgage insurance rescission notice and an unresolved repurchase demand.

JPMORGAN CHASE & CO. PER SHARE-RELATED INFORMATION (in millions, except per share and ratio data)

	QUARTERLY TRENDS
								1Q12 Change
	1Q12		4Q11	3Q11		2Q11	1Q11	4Q11	1Q11
EARNINGS PER SHARE DATA
Basic earnings per share:
Net income	$5,383		$3,728	$4,262		$5,431	$5,555	44%	(3	) %
Less: Preferred stock dividends	157		157	157		158	157	—	—

Net income applicable to common equity	5,226		3,571	4,105		5,273	5,398	46	(3)
Less: Dividends and undistributed earnings allocated to participating securities	209		146	169		206	262	43	(20)

Net income applicable to common stockholders	$5,017		$3,425	$3,936		$5,067	$5,136	46	(2)

Total weighted-average basic shares outstanding	3,818.8		3,801.9	3,859.6		3,958.4	3,981.6	—	(4)

Net income per share	$1.31		$0.90	$1.02		$1.28	$1.29	46	2

Diluted earnings per share:
Net income applicable to common stockholders	$5,017		$3,425	$3,936		$5,067	$5,136	46	(2)

Total weighted-average basic shares outstanding	3,818.8		3,801.9	3,859.6		3,958.4	3,981.6	—	(4)
Add: Employee stock options, SARs and warrants (a)	14.6		9.8	12.6		24.8	32.5	49	(55)

Total weighted-average diluted shares outstanding (b)	3,833.4		3,811.7	3,872.2		3,983.2	4,014.1	1	(5)
Net income per share	$1.31		$0.90	$1.02		$1.27	$1.28	46	2

COMMON SHARES OUTSTANDING
Common shares — at period end	3,822.0		3,772.7	3,798.9		3,910.2	3,986.6	1	(4)
Cash dividends declared per share (c)	$0.30		$0.25	$0.25		$0.25	$0.25	20	20
Book value per share	47.60		46.59	45.93		44.77	43.34	2	10
Dividend payout ratio	23%		27%	24%		19%	20%

SHARE PRICE (c)
High	$46.49		$37.54	$42.55		$47.80	$48.36	24	(4)
Low	34.01		27.85	28.53		39.24	42.65	22	(20)
Close	45.98		33.25	30.12		40.94	46.10	38	—
Market capitalization	175,737		125,442	114,422		160,083	183,783	40	(4)

COMMON EQUITY REPURCHASE PROGRAM (d)
Aggregate common equity repurchased	$216.1	(e)	$863.8	$4,424.9	(f)	$3,479.8	$95.0	(75)	127
Common equity repurchased	5.5	(e)	27.2	127.4	(f)	80.3	2.1	(80)	162
Average purchase price	$39.49	(e)	$31.75	$34.72	(f)	$43.33	$45.66	24	(14)

(a)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock. The aggregate number of shares issuable upon the exercise of such options and warrants was 169 million, 197 million, 197 million, 53 million and 85 million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)	For additional information on the dividends, listing and trading of JPMorgan Chase’s common stock, see page 2.

(d)	On March 13, 2012, the Board of Directors authorized a new $15.0 billion common equity (i.e., common stock and warrants) repurchase program, of which up to $12.0 billion is approved for 2012 and up to an additional $3.0 billion is approved through the end of the first quarter of 2013. The new program supersedes a $15.0 billion repurchase program approved in 2011, of which $8.95 billion was utilized in 2011.

(e)	Includes $86.2 million of repurchases under the prior common equity repurchase program in December 2011, which settled in early January 2012.

(f)	Includes impact of aggregate repurchases of 10.2 million warrants during the three months ended September 30, 2011.

JPMORGAN CHASE & CO. NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)	The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of PCI loans.

(c)	Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. In management’s view, these measures are meaningful to the Firm, as well as analysts and investors, in assessing the Firm’s use of equity, and in facilitating comparisons with competitors.

(d)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. Tier 1 common capital (“Tier 1 common”) is defined as Tier 1 capital less elements of capital not in the form of common equity — such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 common is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common along with other capital measures to assess and monitor its capital position.

(e)	TSS Firmwide revenue includes certain TSS product revenue and liability balances reported in other lines of business, mainly CB, RFS and AM, related to customers who are also customers of those lines of business.

(f)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)) to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions.

(g)	Adjusted assets equals total assets minus: (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of consolidated VIEs; (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; and (5) securities received as collateral. The amount of adjusted assets is presented to assist the reader in comparing IB’s asset and capital levels with those of other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

ACH: Automated Clearing House.

Allowance for loan losses to total loans: Represents period-end allowance for loan losses divided by retained loans.

Beneficial interests issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.

Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specific event (e.g., bankruptcy of the borrower), whichever is earlier.

Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.

Global Corporate Bank: TSS and IB formed a joint venture to create the Firm’s Global Corporate Bank. With a team of bankers, the Global Corporate Bank serves multinational clients by providing them access to TSS products and services and certain IB products, including derivatives, foreign exchange and debt. The cost of this effort and the credit that the Firm extends to these clients is shared between TSS and IB.

Managed basis: A non-GAAP presentation of financial results that includes reclassifications to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.

Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the MTM value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates credit risk for the Firm. When the MTM value is negative, JPMorgan Chase owes the counterparty; in this situation, the Firm has liquidity risk.

MSR risk management revenue: Includes changes in the fair value of the MSR asset due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.

NA: Data is not applicable or available for the period presented.

Net charge-off rate: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.

Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.

NM: Not meaningful.

Overhead ratio: Noninterest expense as a percentage of total net revenue.

Participating securities: Represents unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”), which are included in the earnings per share calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.

Pre-provision profit: Pre-provision profit is total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

Pretax margin: Represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.

Principal transactions: Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held predominantly by IB for which the fair value option was elected. Principal transactions revenue also includes private equity gains and losses.

Purchased credit-impaired (“PCI”) loans: Represents loans that were acquired in the Washington Mutual transaction and deemed to be credit-impaired on the acquisition date in accordance with FASB guidance. The guidance allows purchasers to aggregate credit-impaired loans acquired in the same fiscal quarter into one or more pools, provided that the loans have common risk characteristics (e.g., product type, LTV ratios, FICO scores, past due status, geographic location). A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows.

Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

Charge-offs are not recorded on PCI loans until actual losses exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. PCI loans as well as the related charge-offs and allowance for loan losses are excluded in the calculation of certain net charge-off rates and allowance coverage ratios. To date, no charge-offs have been recorded for these loans.

Receivables from customers: Primarily represents margin loans to prime and retail brokerage customers which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets for the wholesale lines of business.

Reported basis: Financial statements prepared under U.S. GAAP, which excludes the impact of taxable-equivalent adjustments.

Retained loans: Loans that are held-for-investment excluding loans held-for-sale and loans at fair value.

Risk-weighted assets (“RWA”): Risk-weighted assets consist of on- and off-balance sheet assets that are assigned to one of several broad risk categories and weighted by factors representing their risk and potential for default. On-balance sheet assets are risk-weighted based on the perceived credit risk associated with the obligor or counterparty, the nature of any collateral, and the guarantor, if any. Off-balance sheet assets such as lending-related commitments, guarantees, derivatives and other applicable off-balance sheet positions are risk-weighted by multiplying the contractual amount by the appropriate credit conversion factor to determine the on-balance sheet credit equivalent amount, which is then risk-weighted based on the same factors used for on-balance sheet assets. Risk-weighted assets also incorporate a measure for market risk related to applicable trading assets-debt and equity instruments, and foreign exchange and commodity derivatives. The resulting risk-weighted values for each of the risk categories are then aggregated to determine total risk-weighted assets.

Fully taxable-equivalent (“FTE”) basis: Total net revenue for each of the business segments and the Firm is presented on a fully taxable-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.

Troubled debt restructuring (“TDR”): Occurs when the Firm modifies the original terms of a loan agreement by granting a concession to a borrower that is experiencing financial difficulty.

U.S. GAAP: Accounting principles generally accepted in the United States of America.

Value-at-risk (“VaR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

Washington Mutual transaction: On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”) from the FDIC. For additional information, see Glossary of Terms on page 311 of JPMorgan Chase’s 2011 Annual Report.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

INVESTMENT BANK (“IB”)

IB’s revenue comprises the following:

Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.

Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.

Equities markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services.

Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

RETAIL FINANCIAL SERVICES (“RFS”)

Description of selected business metrics within Consumer & Business Banking:

Client investment managed accounts – Assets actively managed by Chase Wealth Management on behalf of clients. The percentage of managed accounts is calculated by dividing managed account assets by total client investment assets.

Active mobile customers – Retail banking users of all mobile platforms, which include: SMS text, Mobile Browser, iPhone, iPad and Android, who have been active in the past 90 days.

Client advisors – Investment product specialists, including Private Client Advisors, Financial Advisors, Financial Advisor Associates, Senior Financial Advisors, Independent Financial Advisors and Financial Advisor Associate trainees, who advise clients on investment options, including annuities, mutual funds, stock trading services, etc., sold by the Firm or by third party vendors through retail branches, Chase Private Client branches and other channels.

Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.

Sales specialists – Retail branch office and field personnel, including Business Bankers, Relationship Managers and Loan Officers, who specialize in marketing and sales of various business banking products (i.e., business loans, letters of credit, deposit accounts, Chase paymentec, etc.) and mortgage products to existing and new clients.

Deposit margin: Represents net interest income expressed as a percentage of average deposits.

RFS (continued)

Mortgage Production and Servicing revenue comprises the following:

Net production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.

Net mortgage servicing revenue includes the following components:

a)	Operating revenue comprises:

•	All gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees and other ancillary fees; and

•	Modeled MSR asset amortization (or time decay).

b)	Risk management comprises:

•	Changes in MSR asset fair value due to market-based inputs such as interest rates, as well as updates to assumptions used in the MSR valuation model; and

•	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in interest rates to the MSR valuation model.

Mortgage origination channels comprise the following:

Retail – Borrowers who buy or refinance a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.

Wholesale – Third-party mortgage brokers refer loan application packages to the Firm. The Firm then underwrites and funds the loan. Brokers are independent loan originators that specialize in counseling applicants on available home financing options, but do not provide funding for loans. Chase materially eliminated broker-originated loans in 2008, with the exception of a small number of loans guaranteed by the U.S. Department of Agriculture under its Section 502 Guaranteed Loan program that serves low-and-moderate income families in small rural communities.

Correspondent – Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.

Correspondent negotiated transactions (“CNTs”) – Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis (excluding sales of bulk servicing transactions). These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in periods of stable and rising interest rates.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

CARD SERVICES & AUTO (“Card”)

Description of selected business metrics within Card:

Sales volume – Dollar amount of cardmember purchases, net of returns.

Open accounts – Cardmember accounts with charging privileges.

Merchant Services business – A business that processes bank card transactions for merchants.

Bank card volume – Dollar amount of transactions processed for merchants.

Total transactions – Number of transactions and authorizations processed for merchants.

Auto origination volume – Dollar amount of loans and leases originated.

Commercial Card provides a wide range of payment services to corporate and public sector clients worldwide through the commercial card products. Services include procurement, corporate travel and entertainment, expense management services, and business-to-business payment solutions.

COMMERCIAL BANKING (“CB”)

CB Client Segments:

1.	Middle Market Banking covers corporate, municipal, financial institution and not-for-profit clients, with annual revenue generally ranging between $10 million and $500 million.

2.	Corporate Client Banking covers clients with annual revenue generally ranging between $500 million and $2 billion and focuses on clients that have broader investment banking needs.

3.	Commercial Term Lending primarily provides term financing to real estate investors/owners for multi-family properties as well as financing office, retail and industrial properties.

4.	Real Estate Banking provides full-service banking to investors and developers of institutional-grade real estate properties.

5.	Other primarily includes lending and investment activity within the Community Development Banking and Chase Capital businesses.

CB (continued)

CB Revenue:

1.	Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures, leases, commercial card products and standby letters of credit.

2.	Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, deposit products, sweeps and money market mutual funds.

3.	Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.

4.	Other product revenue primarily includes tax-equivalent adjustments generated from Community Development Banking activity and certain income derived from principal transactions.

Description of selected business metrics within CB:

1.	Liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

2.	IB revenue, gross represents total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

TREASURY & SECURITIES SERVICES (“TSS”)

Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of Treasury Services and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.

Description of a business metric within TSS:

1.	Liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

Description of selected products and services within TSS:

1.	Investor Services includes primarily custody, fund accounting and administration, and securities lending products sold principally to asset managers, insurance companies and public and private investment funds.

2.	Clearance, Collateral Management & Depositary Receipts primarily includes broker-dealer clearing and custody services, including tri-party repo transactions, collateral management products, and depositary bank services for American and global depositary receipt programs.

3.	Transaction Services includes a broad range of products and services that enable clients to manage payments and receipts, as well as invest and manage funds. Products include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, and currency related services.

4.	Trade Finance enables the management of cross-border trade for bank and corporate clients. Products include loans directly tied to goods crossing borders, export/import loans, commercial letters of credit, standby letters of credit, and supply chain finance.

Pre-provision profit ratio represents total net revenue less total noninterest expense divided by total net revenue. This reflects the operating performance before the impact of credit, and is another measure of performance for TSS against the performance of competitors.

ASSET MANAGEMENT (“AM”)

Assets under management – Represent assets actively managed by AM on behalf of Private Banking, Institutional, and Retail clients. Includes “committed capital not called”, on which AM earns fees. Excludes assets managed by American Century Companies, Inc. in which the Firm sold its minority ownership interest on August 31, 2011.

Assets under supervision – Represents assets under management, as well as custody, brokerage, administration and deposit accounts.

Multi-asset – Any fund or account that allocates assets under management to more than one asset class (e.g., long-term fixed income, equity, cash, real assets, private equity or hedge funds).

Alternative assets – The following types of assets constitute alternative investments – hedge funds, currency, real estate and private equity.

AM’s client segments comprise the following:

Institutional includes comprehensive global investment services – including asset management, pension analytics, asset/liability management and active risk budgeting strategies – to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.

Retail includes worldwide investment management services and retirement planning and administration through third-parties and direct distribution of a full range of investment vehicles.

Private Banking includes investment advice and wealth management services to high- and ultra-high-net-worth individuals, families, money managers, business owners and small corporations worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.